UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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1981 Marcus Avenue

Lake Success, New York 11042

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc. Our 2009 Annual Meeting will be held on Wednesday, November 18, 2009, at 10 a.m. We are very pleased that this year’s annual meeting will be our first completely virtual meeting of stockholders. You will be able to attend the 2009 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.broadridge-ir.com.

We are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process will expedite stockholders’ receipt of the materials, lower the costs of our annual meeting, and conserve natural resources. On October 9, 2009, we mailed our stockholders a notice containing instructions on how to access our 2009 Proxy Statement and 2009 Annual Report and vote online. The notice also included instructions on how you can receive a paper copy of the proxy materials, including the notice of annual meeting, 2009 Proxy Statement, and proxy card. If you received your proxy materials by mail, the notice of annual meeting, 2009 Proxy Statement, and proxy card from our Board of Directors were enclosed. If you received your proxy materials via e-mail, the e-mail contained voting instructions and links to the 2009 Proxy Statement and 2009 Annual Report on the Internet.

In addition, we are pleased that Robert N. Duelks, former head of Accenture Ltd’s Global Financial Services Operating Group, and Thomas J. Perna, Chairman and Chief Executive Officer of Quadriserv, Inc., a company that provides technology products for the securities lending industry, are our two new candidates for election to the Board this year.

At this year’s annual meeting, the agenda includes the following items:

•	Election of Directors;

•	Ratification of Deloitte & Touche LLP as our independent registered public accounting firm; and

•	Amendment of our 2007 Omnibus Award Plan.

Whether or not you plan to attend the 2009 Annual Meeting, please read our 2009 Proxy Statement for detailed information on each of the proposals. Our 2009 Annual Report contains information about Broadridge and its financial performance. Your vote is important to us and our business and we strongly urge you to cast your vote.

I am very much looking forward to our 2009 Annual Meeting of Stockholders.

Sincerely,

Richard J. Daly

Chief Executive Officer

Lake Success, New York

October 9, 2009

i

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1981 Marcus Avenue

Lake Success, New York 11042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 18, 2009

Notice is hereby given that the 2009 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc., a Delaware corporation, will be held on Wednesday, November 18, 2009, at 10 a.m. Attend the 2009 Annual Meeting online, vote your shares electronically and submit questions during the meeting, by visiting www.broadridge-ir.com and be sure to have your 12-Digit Control Number to enter the meeting. The meeting will be held for the following purposes:

(1) to elect nine directors to hold office until the Annual Meeting of Stockholders in the year 2010 and until their successors are duly elected and qualified;

(2) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2010;

(3) to approve an amendment of the 2007 Omnibus Award Plan; and

(4) to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on September 21, 2009, are entitled to notice of, and to vote at, the 2009 Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held at that time. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2009 Annual Meeting for a period of 10 days prior to the meeting at our principal executive offices at 1981 Marcus Avenue, Lake Success, New York 11042, and electronically during the 2009 Annual Meeting at www.broadridge-ir.com when you enter your 12-Digit Control Number.

You have three options for submitting your vote before the 2009 Annual Meeting:

•	Internet;

•	Phone; or

•	Mail.

Please vote as soon as possible to record your vote promptly, even if you plan to attend the 2009 Annual Meeting on the Internet.

By Order of the Board of Directors,

Adam D. Amsterdam

Secretary

Lake Success, New York

October 9, 2009

Broadridge Financial Solutions, Inc.

1981 Marcus Avenue

Lake Success, New York 11042

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 18, 2009

This Proxy Statement is furnished to the stockholders of Broadridge Financial Solutions, Inc. (the “Company” or “Broadridge”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders of the Company to be held on November 18, 2009, at 10 a.m. (the “2009 Annual Meeting” or the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this Proxy Statement and our 2009 Annual Report to Stockholders for the fiscal year ended June 30, 2009, including our 2009 Annual Report on Form 10-K with audited financial statements (the “2009 Annual Report”), available to our stockholders primarily via the Internet. On October 9, 2009, we mailed to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including this Proxy Statement and the 2009 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to be able to vote through the Internet or by telephone. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and proxy card or vote instruction form.

Internet distribution of proxy materials is designed to expedite receipt by stockholders, lower the cost of the Meeting, and conserve natural resources. However, if you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

ATTENDING THE ANNUAL MEETING

Broadridge will be hosting the 2009 Annual Meeting live via the Internet. A summary of the information you need to attend the Meeting online is provided below:

•	Any stockholder can attend the 2009 Annual Meeting live via the Internet at www.broadridge-ir.com

•	Webcast starts at 10:00 a.m.

•	Stockholders may vote and submit questions while attending the Meeting on the Internet

•	Please have your 12-Digit Control Number to enter the Meeting

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.broadridge-ir.com

•	Questions regarding how to attend and participate via the Internet will be answered by calling 1-877-257-9950 on the day before the Meeting and the day of the Meeting

•	Webcast replay of the Meeting will be available until December 31, 2010

ABOUT THE 2009 ANNUAL MEETING

Voting Procedures

Stockholders of record at the close of business on September 21, 2009 (the “Record Date”), will be entitled to vote at the Meeting. On the Record Date, there were outstanding and entitled to vote 136,531,182 shares of the Company’s common stock (the “Company Shares” or the “Common Stock”). The holders of a majority of the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum. The persons whom the Company appoints to act as independent inspectors of election will treat all Company Shares represented by a returned, properly executed proxy as present for purposes of determining the existence of a quorum at the Meeting. Each of the Company Shares will entitle the holder to one vote. Cumulative voting is not permitted. Votes cast at the Meeting will be counted by the independent inspectors of election.

Abstentions and “broker non-votes” will be counted as present in determining the existence of a quorum. A broker non-vote occurs when a bank or broker holding shares of a beneficial stockholder does not vote on a particular proposal because it has not received instructions from the beneficial stockholder and the bank or broker does not have discretionary voting power for that particular item.

In the election of directors, director nominees must receive a majority of the votes cast at the Meeting to be elected. This means that a director nominee will be elected to the Board only if the number of votes cast FOR the nominee’s election exceeds the number of votes cast AGAINST the nominee’s election. With respect to the election of directors, votes may be cast FOR all nominees, AGAINST all nominees, or AGAINST specifically identified nominees. Abstentions and broker non-votes are not counted as votes FOR or AGAINST a nominee and will have the effect of a negative vote.

The affirmative vote of a majority of the votes cast at the Meeting is required to (i) ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants, and (ii) approve the amendment of the Company’s 2007 Omnibus Award Plan. With respect to the ratification of the appointment of Deloitte & Touche LLP, and the approval of the amendment of the 2007 Omnibus Award Plan, votes may be cast FOR or AGAINST either proposal, or a stockholder may abstain from voting on either proposal. Abstentions will have the effect of a negative vote.

Under the rules of the New York Stock Exchange (“NYSE”), brokers that do not receive voting instructions from their customers who are the beneficial stockholders of the Company Shares, are entitled to vote on the election of directors and ratification of the appointment of Deloitte & Touche LLP, but not on the proposal to approve the amendment of the 2007 Omnibus Award Plan. Under applicable Delaware law, a broker non-vote will have the effect of a negative vote.

The Board of Directors is soliciting your proxy to provide you with an opportunity to vote on all matters to come before the Meeting, whether or not you attend. You can ensure that your shares are voted at the Meeting by submitting your vote instructions by telephone or by the Internet, or by completing, signing, and dating a proxy card. Submitting your instructions or proxy by any of these methods will not affect your ability to attend and vote during the Meeting at www.broadridge-ir.com.

A stockholder who gives a proxy may revoke it at any time before it is exercised by voting at the Meeting via the Internet, delivering a subsequent proxy or by notifying the Corporate Secretary of the Company in writing at any time before your original proxy is voted at the Meeting.

The Board of Directors urges you to vote, and solicits your proxy, as follows:

(1) FOR the election of nine nominees for membership on the Company’s Board of Directors: Messrs. Brun, Daly, Duelks, Haviland, Levine, Perna, Weber and Weinbach and Ms. Lebenthal, to serve until the Annual Meeting of Stockholders in the year 2010 and until their successors are duly elected and qualified;

(2) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2010;

(3) FOR the approval of the amendment of the Company’s 2007 Omnibus Award Plan; and

(4) At the discretion of the designated proxies, on any other matter that may properly come before the 2009 Annual Meeting, and any adjournment or postponement thereof.

Proxy Solicitation

Your proxy is being solicited by and on behalf of the Board of Directors of the Company. The expense of this proxy solicitation will be borne by the Company. The Company may retain D.F. King & Co. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000 plus reimbursement of reasonable out-of-pocket expenses. Certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed by the Company for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company, as necessary, for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

PROPOSAL 1—ELECTION OF DIRECTORS

At the 2009 Annual Meeting, nine directors are to be elected, each of whom will serve until the Annual Meeting of Stockholders in the year 2010 and until their respective successors are duly elected and qualified. The persons designated as the Company’s proxies intend to vote FOR the election of each of the nine nominees listed below, unless otherwise directed.

The Board has nominated, and the proxies will vote to elect, the following individuals as members of the Board of Directors to serve for a period of one year and until their respective successors are duly elected and qualified: Leslie A. Brun, Richard J. Daly, Robert N. Duelks, Richard J. Haviland, Alexandra Lebenthal, Stuart R. Levine, Thomas J. Perna, Alan J. Weber and Arthur F. Weinbach. Each nominee has consented to be nominated and to serve, if elected. In August 2009, Thomas E. McInerney informed the Board that he decided not to stand for re-election to the Board at the 2009 Annual Meeting. Messrs. Duelks and Perna are two new candidates for election to the Board of Directors this year. As a result, the number of directors will be increased to nine from eight, effective at the 2009 Annual Meeting of Stockholders.

Under the Company’s Corporate Governance Principles, a majority of the Board must be comprised of directors who are independent under the rules of the NYSE. No director will be deemed to be independent unless the Board affirmatively determines that the director has no material relationship with the Company, either directly or as an officer, stockholder or partner of an organization that has a relationship with the Company. The Board observes all criteria established by the NYSE and other governing laws and regulations. In its review of director independence, the Board of Directors considers all relevant facts and circumstances, including without limitation, all commercial, banking, consulting, legal, accounting, charitable or other business relationships any director may have with the Company.

The Board has determined that each of Messrs. Brun, Duelks, Haviland, Levine, Perna, and Weber and Ms. Lebenthal is independent. Mr. Daly was determined to be not independent because he is our Chief Executive Officer. Mr. Weinbach was determined to be not independent because he is our Executive Chairman.

Information About the Nominees

Leslie A. Brun, age 57, is a member of the Audit Committee and the Compensation Committee and has been a member of our Board of Directors since 2007. He is the Chairman and Chief Executive Officer of SARR Group, LLC, a private equity firm. He is also the founder and Chairman Emeritus of Hamilton Lane, a provider of asset management services for which he served as Chief Executive Officer and Chairman from 1991 until 2005. From 1988 to 1991, he was Managing Director of Fidelity Bank in Philadelphia. Mr. Brun serves as the Chairman of the Board of Automatic Data Processing, Inc. (“ADP”), and as a director of Merck & Co., Inc., and Philadelphia Media Holdings, LLC. He is also a trustee of the University at Buffalo Foundation, Inc.

Richard J. Daly, age 56, is our Chief Executive Officer and has been a member of our Board of Directors since 2007. Prior to the March 2007 spin-off of Broadridge from ADP, Mr. Daly served as Group President of the Brokerage Services Group of ADP, as a member of the Executive Committee and a Corporate Officer of ADP since June 1996. In his role as President, he shared the responsibility of running the Brokerage Services Group with John Hogan and was directly responsible for our Investor Communication Solutions business. Mr. Daly joined ADP in 1989 as Senior Vice President of the Brokerage Services Group.

Robert N. Duelks, age 54, served for 26 years in various capacities at Accenture Ltd. Throughout his tenure at Accenture, Mr. Duelks held multiple roles and responsibilities including and ranging from local client service and regional operations management to management of global offerings. While at Accenture, he served on multiple leadership committees including the Board of Partners, the Management Committee and was head of the Executive and Operating Committee for the Global Financial Services Operating Group. Prior to joining Accenture, Mr. Duelks was a manager in the operations area of Salomon Brothers, Inc., now part of Citigroup

Inc., where he completed their Operations and Management Training program. Mr. Duelks also serves as a volunteer advisor to the founder of the Academy for Athletes, a privately-held firm specializing in the development of leadership skills for athletes at the university and professional levels. He is the Chair Elect for the Board of Trustees at Gettysburg College and also serves as a member of the Advisory Board for the Business School at Rutgers University.

Richard J. Haviland, age 63, is a member and the chair of the Audit Committee and a member of the Compensation Committee and has been a member of our Board of Directors since 2007. Mr. Haviland served for 20 years in various executive and financial positions at ADP, most recently as its Chief Financial Officer and a member of its Executive Committee, retiring from ADP in 2001. His experience prior to ADP includes 11 years in the auditing and assurance practice of Touche Ross & Co., a predecessor firm of Deloitte & Touche LLP, a public accounting firm.

Alexandra Lebenthal, age 45, is a member of the Audit Committee and the Governance and Nominating Committee and has been a member of our Board of Directors since 2007. Since 2006, Ms. Lebenthal has been President and Chief Executive Officer of Lebenthal & Co. LLC, and its wealth management division, Alexandra & James Inc., a financial services company which she co-founded. Prior to forming Lebenthal & Co. LLC, Ms. Lebenthal was Chief Executive Officer, Executive Vice President of the Lebenthal Division of Advest Inc. from January 2002 until December 2005. Ms. Lebenthal is a director of Care Investment Trust and the Securities Industry and Financial Markets Association (SIFMA). Ms. Lebenthal is a member of The Committee of 200, a leading organization for female businesswomen. She also serves as a board member of the School of American Ballet and is involved with several other leading New York cultural institutions including The Business Council of The Metropolitan Museum of Art, the Capital Campaign for the Museum of the City of New York, the American Museum of Natural History, and the New York Botanical Garden.

Stuart R. Levine, age 62, is a member of the Compensation Committee and a member and the chair of the Governance and Nominating Committee and has been a member of our Board of Directors since 2007. Mr. Levine is the founder, Chairman and Chief Executive Officer of Stuart Levine and Associates LLC, an international consulting and leadership development company. From September 1992 to June 1996 he was Chief Executive Officer of Dale Carnegie & Associates, Inc., a provider of leadership, communication and sales skills training. Mr. Levine is a Lead Director for J. D’Addario & Company, Inc., a manufacturer of musical instrument accessories, and is a former Lead Director for Gentiva Health Services, Inc., a provider of home healthcare services. He also serves on the board of North Shore-Long Island Jewish Health System. In addition, Mr. Levine is the bestselling author of “The Leader in You” (Simon & Schuster 2004), “The Six Fundamentals of Success” (Doubleday 2004) and “Cut to the Chase” (Doubleday 2007). He is a former Chairman of Dowling College as well as a former Member of the New York State Assembly. His prior directorships include European American Bank, The Olsten Corporation and the New York State Excelsior Quality Board.

Thomas J. Perna, age 59, is the Chairman and Chief Executive Officer of Quadriserv, Inc., a company that provides technology products for the securities lending industry. Prior to joining Quadriserv, Inc. in 2005, Mr. Perna served as Senior Executive Vice President of The Bank of New York, now known as The Bank of New York Mellon, in its Financial Institutions Banking, Asset Servicing and Broker Dealer Services sectors. He was responsible for over 6,000 employees globally. Mr. Perna joined the Bank of New York in 1986. In addition, Mr. Perna currently serves as a member of the Board of Trustees of Pioneer Mutual Fund Group, overseeing 62 open-end and closed-end investment companies in a mutual fund complex, a position he has held since 2006.

Alan J. Weber, age 60, is a member of the Audit Committee and the Governance and Nominating Committee and has been a member of our Board of Directors since 2007. He is the Chief Executive Officer of Weber Group LLC, a private investment firm. Mr. Weber retired as Chairman and Chief Executive Officer of U.S. Trust Corporation and as a member of the executive committee of the Charles Schwab Corporation in 2005. Previously, he was the Vice Chairman and Chief Financial Officer of Aetna Inc., where he was responsible for capital management, information technology, investor relations, e-business and financial operations. He also held a number of senior level positions at Citibank N.A., where he worked from 1971 to 1998, including Chairman of Citibank International and Executive Vice President of Citibank. During his tenure at Citibank, Mr. Weber oversaw operations in approximately 30 countries, including assignments in Japan, Italy and Latin America. Mr. Weber serves as a director of Diebold, Inc., a provider of self-service delivery and security systems and services, OnForce, Inc., an IT services company he helped establish, and Keane, Inc., a business process and information technology company.

Arthur F. Weinbach, age 66, is our Executive Chairman and has served as the Chairman of our Board of Directors since 2007. Mr. Weinbach served as Chairman of the Board and Chief Executive Officer of ADP from 1998 to 2006. He retired as Chief Executive Officer of ADP in 2006 and retired as Chairman of ADP’s Board in 2007. Mr. Weinbach held a variety of positions of increasing responsibility since joining ADP in 1980, including two years as President and Chief Executive Officer, and two years as President and Chief Operating Officer. Prior to that, he was the Chief Financial Officer of ADP for almost 10 years. Mr. Weinbach is a director of CA, Inc., and The Phoenix Companies, Inc. He is also on the Board of Trustees of New Jersey SEEDS, a charitable organization.

Required Vote

Each director nominee receiving a majority of the votes cast at the 2009 Annual Meeting will be elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NINE NOMINEES: MESSRS. BRUN, DALY, DUELKS, HAVILAND, LEVINE, PERNA, WEBER AND WEINBACH AND MS. LEBENTHAL

CORPORATE GOVERNANCE

The Board of Directors

The directors hold regular meetings, attend special meetings as required and spend such time on the affairs of the Company as their duties require. The Company’s Corporate Governance Principles provide that directors are expected to attend in person regular Board meetings and the Annual Meeting of Stockholders and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. In fiscal year 2009, the Board of Directors held a total of six meetings, regular and special. All directors of the Company attended at least seventy-five percent (75%) of the meetings of the Board of Directors and of the committees on which they served during the period.

The non-management directors meet in executive sessions during each regular Board meeting and committee meeting. At least once a year, our non-management directors will meet to review the Compensation Committee’s annual review of the Chief Executive Officer. The Company has a procedure by which the presiding director at each executive session changes each meeting and rotates, consecutively, among the non-management chairpersons of the Audit, Compensation, and Governance and Nominating Committees.

Committees of the Board

The Audit Committee

The Board of Directors has a standing Audit Committee as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the current members of which are Messrs. Brun, Haviland and Weber and Ms. Lebenthal. Mr. Haviland serves as the Chairman of the Audit Committee. The Board of Directors has determined that each of the members of the Audit Committee is “independent” as defined by NYSE listing standards and the rules of the Securities and Exchange Commission (the “SEC”) applicable to audit committee members, and that Messrs. Haviland and Weber qualify as “audit committee financial experts” as defined in the applicable SEC rules. The Audit Committee has a charter, which was amended in April 2009, under which its primary purpose is to assist the Board in overseeing (i) the Company’s systems of internal controls regarding finance, accounting, legal and regulatory compliance; (ii) the Company’s auditing, accounting and financial reporting processes generally; (iii) the Company’s financial statements and other financial information provided by the Company to its stockholders and the public; (iv) the Company’s compliance with legal and regulatory requirements; and (v) the performance of the Company’s Internal Audit Department and independent auditors. In fiscal year 2009, the Audit Committee held six meetings.

The Compensation Committee

The Board of Directors has a standing Compensation Committee, the current members of which are Messrs. Brun, Levine, Haviland and McInerney. Mr. McInerney serves as the Chairman of the Compensation Committee; however, he is not standing for re-election to the Board. The Board of Directors has determined that each member of the Compensation Committee is “independent” as defined by NYSE listing standards. In addition, each member of the Compensation Committee is independent for purposes of the applicable SEC and tax rules. The Compensation Committee has a charter under which its responsibilities and authorities include reviewing the Company’s compensation strategy, reviewing the performance of the senior management, approving the compensation for the Chief Executive Officer and evaluating the Chief Executive Officer’s performance. In addition, the Compensation Committee approves and administers employee benefit plans and takes such other action as may be appropriate or as directed by the Board of Directors to ensure that the compensation policies of the Company are reasonable and fair.

As necessary, the Compensation Committee consults with Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”) as its independent compensation consultant to advise the Compensation Committee on matters related to our executive officers’ compensation and general compensation programs. Towers Perrin assists the Compensation Committee by providing comparative market data on compensation practices and programs. Towers Perrin also provides guidance on industry best practices. For further discussion of the role of the Compensation Committee, please see the section of this Proxy Statement entitled “Compensation Discussion and Analysis.” In fiscal year 2009, the Compensation Committee held four meetings.

The Governance and Nominating Committee

The Board of Directors also has a standing Governance and Nominating Committee, the current members of which are Messrs. Levine, McInerney and Weber and Ms. Lebenthal. Mr. Levine serves as Chairman of the Governance and Nominating Committee. Mr. McInerney is not standing for re-election to the Board. The Board of Directors has determined that each member of the Governance and Nominating Committee is “independent” as defined by NYSE listing standards. The Governance and Nominating Committee has a charter, which was amended in April 2009, under which its responsibilities and authorities include (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company’s stockholders; (ii) ensuring that the Audit, Compensation and Governance and Nominating Committees of the Board of Directors shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company. In fiscal year 2009, the Governance and Nominating Committee held four meetings.

Nominee Qualifications

When seeking candidates for director, the Governance and Nominating Committee may solicit suggestions from incumbent directors, management, stockholders or others. While the Governance and Nominating Committee has authority under its charter to retain a search firm for this purpose, no such firm has been retained. After conducting an initial evaluation of a potential candidate, the Governance and Nominating Committee will interview that candidate if it believes such candidate might be suitable to be a director. The Governance and Nominating Committee may also ask the candidate to meet with management. If the Governance and Nominating Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election.

The Governance and Nominating Committee selects each nominee based on the nominee’s skills, achievements and experience. The Governance and Nominating Committee considers a variety of factors in selecting candidates, including, but not limited to the following: independence, wisdom, integrity, an understanding and general acceptance of the Company’s corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with excellent organizations, an inquiring mind, a willingness to speak one’s mind, an ability to challenge and stimulate management, and a willingness to commit time and energy.

Communications with the Board of Directors

All interested parties who wish to communicate with the Board of Directors or any of the non-management directors, may do so by sending a letter to the Corporate Secretary, Broadridge Financial Solutions, Inc., 1981 Marcus Avenue, Lake Success, New York 11042, and should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate director or directors for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate director or directors will be available to any non-management director who wishes to review it. The Governance and Nominating Committee, on behalf of the Board, will review any letters it may receive concerning the Company’s corporate governance processes and will make recommendations to the Board based on such communications.

Website Access to Corporate Governance Documents

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Business Conduct”) and a Code of Ethics for Principal Executive Officer and Senior Financial Officers (the “Code of Ethics”) which applies, among others, to the Company’s principal executive officer, principal financial officer and controller.

Copies of the charters for the Audit Committee, the Compensation Committee and the Governance and Nominating Committee, as well as the Company’s Corporate Governance Principles, Code of Business Conduct and the Code of Ethics, are available free of charge on the Company’s website at www.broadridge-ir.com or by writing to Investor Relations, Broadridge Financial Solutions, Inc., 1981 Marcus Avenue, Lake Success, New York 11042. The Company will also post on its website any amendment to the Code of Business Conduct and the Code of Ethics and any waiver of the Code of Business Conduct or the Code of Ethics granted to any of its directors or executive officers to the extent required by applicable rules.

Certain Relationships and Related Transactions

The Company does not have a written policy pertaining solely to the approval or ratification of “related party transactions.” However, the Company has adopted a Code of Business Conduct as noted elsewhere in this section that, among other things, prohibits Company personnel, including members of the Board of Directors from exploiting their positions or relationships with Broadridge for personal gain. In that regard such personnel must avoid:

•	causing Broadridge to engage in business transactions with relatives or friends;

•	using non-public Broadridge, client or vendor information for personal gain by the employee, their relatives or friends (including securities transactions based on such information);

•	having more than a modest financial interest in Broadridge’s vendors, clients or competitors;

•	receiving a loan, or guarantee of obligations, from Broadridge or a third party as a result of their positions at Broadridge; or

•	competing, or preparing to compete, with Broadridge while still employed by Broadridge.

The Code of Business Conduct applies to all Broadridge personnel and its Board of Directors. There shall be no waiver of any part of the Code of Business Conduct, except by a vote of the Board of Directors or a designated committee, which will ascertain whether a waiver is appropriate and ensure that the waiver is accompanied by appropriate controls designed to protect Broadridge.

In the fiscal year ended June 30, 2009, the Company did not engage in any transaction with a related person in which the amount involved exceeded $120,000.

DIRECTOR COMPENSATION

The Compensation of our non-management directors is determined by the Compensation Committee. The table below sets forth cash and equity compensation paid to our non-management directors in the fiscal year ended June 30, 2009. Mr. Daly’s compensation as Chief Executive Officer is reflected in the “Summary Compensation Table” of the “Executive Compensation” section of this Proxy Statement. Mr. Weinbach’s compensation is set forth below in the “Compensation of the Executive Chairman and Chairman of the Board of Directors” section. Mr. Daly and Mr. Weinbach do not receive any cash or equity compensation for their participation on the Broadridge Board of Directors.

The table below on non-management director compensation includes the following compensation elements:

Annual Compensation. In fiscal year 2009, non-management directors received an annual retainer of $40,000 and meeting fees of $1,500 for each Board meeting, and $1,500 for each Committee meeting, attended

(even if held on the same date). A director’s attendance at Board or Committee meetings by telephone results in payment of one-half of the standard meeting fee. The Chairman of the Audit Committee receives an additional $15,000 per year; the Chairman of each of the Compensation Committee and the Governance and Nominating Committee receives an additional $10,000 per year. Retainer and meeting fees are paid in cash.

Directors may elect to defer 100% of their retainer and meeting fees into a notional account. Elections are made annually on a calendar year basis. Accounts can earn value over time based on the growth in Broadridge’s stock price. Participants receive distributions of their deferrals plus any subsequent stock price gains upon their departure from the Board of Directors. This election is made prior to the beginning of the calendar year in which the retainers and fees are earned and is irrevocable for the entire calendar year. Directors are also reimbursed for their reasonable expenses in connection with attending Board of Director and Committee meetings and other Company events.

Equity Compensation. Non-management directors are eligible to receive stock options under the 2007 Omnibus Award Plan. All options are granted with an exercise price equal to the closing price of Broadridge Common Stock on the date of the grant. In April 2009, the Compensation Committee adopted a policy that all stock option grants be made effective two business days following the Company’s next quarterly earnings release. All options granted to our non-management directors are fully vested upon grant, and have a term of 10 years. On May 13, 2009, each non-management member of the Board was granted 11,200 stock options with an exercise price of $17.66. The Company expects to grant non-management directors stock options on an annual basis.

Other Compensation. Non-management directors may participate in the Broadridge Director & Officer Matching Gift Program on the same terms as the Company’s executive officers. Under this program, the Company will contribute an equal amount to any qualified tax-exempt organization that a director supports up to a maximum Company contribution of $10,000 per calendar year.

Fiscal Year 2009 Non-Management Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Leslie A. Brun	62,500	0	82,992	0	145,492
Richard J. Haviland	76,750	0	82,992	10,000	169,742
Alexandra Lebenthal	61,750	0	82,992	0	144,742
Stuart R. Levine	70,250	0	82,992	5,525	158,767
Thomas E. McInerney	70,250	0	82,992	0	153,242
Alan J. Weber	61,000	0	82,992	10,000	153,992

(1)	This column reports the amount of cash compensation received for fiscal year 2009 Board and Committee service. Messrs. Brun, Levine, and Weber and Ms. Lebenthal deferred all or part of their fiscal year 2009 cash compensation into a notional deferred compensation account as follows:

Name	Fees Earned in Cash ($)	Fees Paid in Cash ($)	Fees Deferred ($)	Number of Restricted Stock Units Credited to Notional Account (#)
Leslie A. Brun	62,500	0	62,500	4,019
Alexandra Lebenthal	61,750	30,500	31,250	2,245
Stuart R. Levine	70,250	0	70,250	4,498
Alan J. Weber	61,000	30,500	30,500	2,196

(2)	This column represents the compensation cost recorded in the Company’s consolidated financial statements for the fiscal year ended June 30, 2009 for each named individual in accordance with the provisions of Financial Accounting Board Statement of Financial Accounting No. 123R, “Share-Based Payment” (“SFAS No. 123R”). These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that might be realized by the named individuals. The total number of stock options outstanding for each non-management director as of June 30, 2009, all of which are exercisable, are as follows: 36,300 (Mr. Brun); 36,300 (Mr. Haviland); 36,300 (Ms. Lebenthal); 36,300 (Mr. Levine); 36,300 (Mr. McInerney); and 36,300 (Mr. Weber).

(3)	This column represents Company-paid contributions made to qualified tax-exempt organizations under the Matching Gift Program on behalf of the non-management directors.

Fiscal Year 2010 Non-Management Director Compensation Changes

In August 2009, the Compensation Committee determined to make no changes to non-management director compensation for fiscal year 2010.

Compensation of the Executive Chairman and Chairman of the Board of Directors

Mr. Weinbach is a Broadridge employee, serving as the Executive Chairman and Chairman of the Board of Directors. In fiscal year 2009, his annual compensation consisted of:

1. $500,000 base salary, paid monthly.

2. An annual stock option grant with a value of $500,000 (as determined under a binomial valuation model), a termination date 10 years from the date of the grant, and a ratable vesting schedule of 20% per year starting at the first anniversary of the grant date. The actual number of options granted will be determined annually at the time of grant by dividing $500,000 by the binomial value for each Broadridge stock option. Mr. Weinbach received a stock option grant on May 13, 2009 of 62,000 options with an exercise price of $17.66 per share, which is equal to the closing price of Broadridge Common Stock on the grant date.

3. Under the Company’s Matching Gift Program, the Company matched $10,000 of contributions to qualified tax-exempt organizations made by Mr. Weinbach in fiscal year 2009.

MANAGEMENT

Directors and Executive Officers

The following table sets forth information regarding individuals who serve as our executive officers. Information about the individuals who serve as our directors is set forth in the “Election of Directors—Information About the Nominees” section of this Proxy Statement.

Name	Age	Position(s)
Arthur F. Weinbach	66	Executive Chairman and Chairman of the Board of Directors
Richard J. Daly	56	Chief Executive Officer and Director
John Hogan	61	President and Chief Operating Officer
Adam D. Amsterdam	48	Corporate Vice President, General Counsel and Secretary
Joseph Barra	49	Corporate Vice President, Clearing and Outsourcing Solutions
J. Peter Benzie	61	Corporate Vice President, Sales
Maryjo T. Charbonnier	39	Corporate Vice President, Human Resources
Douglas R. DeSchutter	39	Corporate Vice President, Strategic Development
Robert F. Kalenka	46	Corporate Vice President, Global Procurement and Facilities
Charles J. Marchesani	49	Corporate Vice President, Securities Processing Solutions
Gerard F. Scavelli	54	Corporate Vice President, Investor Communication Solutions
Robert Schifellite	51	Corporate Vice President, Investor Communication Solutions
Dan Sheldon	53	Corporate Vice President, Chief Financial Officer

Arthur F. Weinbach. Mr. Weinbach is our Executive Chairman and Chairman of our Board of Directors. Mr. Weinbach’s biographical information is set forth in the “Election of Directors—Information About the Nominees” section of this Proxy Statement.

Richard J. Daly. Mr. Daly is our Chief Executive Officer and a member of our Board of Directors. Mr. Daly’s biographical information is set forth in the “Election of Directors—Information About the Nominees” section of this Proxy Statement.

John Hogan. Mr. Hogan is our President and Chief Operating Officer. Prior to the spin-off of Broadridge from ADP, he served as Group President of the Brokerage Services Group of ADP and as a member of the Executive Committee and a Corporate Officer of ADP, positions he held since June 1996. In his role as President, he shared the responsibility of running the Brokerage Services Group with Mr. Daly and was directly responsible for our Securities Processing Solutions and Clearing and Outsourcing Solutions businesses. He joined ADP in 1993 as Senior Vice President and Chief Operations Officer of the Proxy Services business.

Adam D. Amsterdam. Mr. Amsterdam is our Corporate Vice President, General Counsel and Secretary. Mr. Amsterdam is responsible for all legal matters related to the Company. Prior to the spin-off of Broadridge from ADP, he served as Associate General Counsel and Staff Vice President of ADP since January 2006. Mr. Amsterdam joined ADP in 1991 as Corporate Counsel responsible for the Brokerage Services business. In 1994, he was promoted to Senior Corporate Counsel of ADP. Mr. Amsterdam was promoted in 1996 to Assistant General Counsel and then again in 2002 to Associate General Counsel of ADP.

Joseph Barra. Mr. Barra is our Corporate Vice President, Clearing and Outsourcing Solutions. He is responsible for our Clearing and Outsourcing Solutions business. Mr. Barra joined ADP’s Brokerage Services Business in 2005 as the President of ADP Clearing & Outsourcing Services, Inc. Prior to joining ADP, he was instrumental in establishing National Investor Services Corp. (NISC) as TD Waterhouse’s affiliate clearing broker-dealer, and served as its President and Chief Executive Officer from 1996 to 2005. During that time, he took on increasing responsibilities within TD Waterhouse that included overseeing its capital markets group, nationwide call centers and investment centers and also served as President, TD Waterhouse Securities Inc.

J. Peter Benzie. Mr. Benzie is our Corporate Vice President, Sales. He is responsible for global sales for our three businesses. Mr. Benzie joined ADP’s Brokerage Services Business in 2005 as Executive Vice President, Global Chief Sales Officer. Prior to joining ADP, he served as Executive Vice President of National Financial, a unit of Fidelity Investments from 2001. In that role, he was responsible for Fidelity’s correspondent clearing business. He joined Fidelity in 1996, as Executive Vice President in the Private Wealth Management area where he managed Fidelity’s retail branches, phone sites, operations, sales, marketing and products.

Maryjo T. Charbonnier. Ms. Charbonnier is our Corporate Vice President, Human Resources. She is responsible for all aspects of Human Resources within Broadridge. She joined the Company in August 2008, and was promoted to her current role in June 2009. Prior to joining Broadridge, Ms. Charbonnier held many senior human resource positions at PepsiCo, Inc. in the United States (U.S.), Canada and Mexico over a 13-year period. In her last role at PepsiCo, she was the Vice President of Talent Sustainability PepsiCo Foods and she led the talent management strategy and implementation for PepsiCo’s largest division.

Douglas R. DeSchutter. Mr. DeSchutter is our Corporate Vice President, Strategic Development. Commencing in October 2009, Mr. DeSchutter’s responsibilities include transaction reporting and information distribution services. Previously, his responsibilities included mergers and acquisitions and the development of our long-term growth strategy including strategic planning and new market opportunities. Prior to the spin-off of Broadridge from ADP, Mr. DeSchutter served as Vice President of Corporate Development for ADP from 2002, until he was promoted to Staff Vice President of Corporate Development in 2006. Prior to joining ADP in 2002, he was Vice President of Mergers & Acquisitions at Lehman Brothers focusing on the technology sector.

Robert F. Kalenka. Mr. Kalenka is our Corporate Vice President, Global Procurement and Facilities. In addition to being responsible for global procurement and facilities, he is responsible for the operations of our Investor Communication Solutions business. Mr. Kalenka joined ADP’s Brokerage Services Business in 1992 in the Investor Communication Services Division as Director of Finance. He was promoted to Vice President of Operations of the Investor Communication Services Division in 1994, and again as Chief Operating Officer and Senior Vice President of the Investor Communication Services Division in 1999.

Charles J. Marchesani. Mr. Marchesani is our Corporate Vice President, Securities Processing Solutions. He is responsible for our securities processing services. Mr. Marchesani joined ADP’s Brokerage Services Business in 1992 in the Market Data Services Division as Director of the Help Desk and served in various roles of increasing responsibility within the Brokerage Processing Services business until he was promoted to General Manager of the Brokerage Processing Services business in 2005.

Gerard F. Scavelli. Mr. Scavelli is our Corporate Vice President, Investor Communication Solutions. In 2008, he assumed responsibility for our mutual fund solutions group. Previously, Mr. Scavelli was responsible for our financial information distribution and transaction reporting services. Mr. Scavelli joined ADP’s Brokerage Services Business in 1997 as Vice President of Business Development. In 1999, he was promoted to Senior Vice President and General Manager of Information Distribution Services.

Robert Schifellite. Mr. Schifellite is our Corporate Vice President, Investor Communication Solutions. He is responsible for our beneficial, registered and global proxy communications services and our reorganization/corporate actions and tax reporting services. In 2008, he also assumed responsibility for our financial information distribution and transaction reporting services. Mr. Schifellite joined ADP’s Brokerage Services Business in 1992 as Vice President, Client Services. In 1996, he was promoted to Senior Vice President and General Manager of Investor Communication Services.

Dan Sheldon. Mr. Sheldon is our Corporate Vice President and Chief Financial Officer. He joined ADP in 1984 as Director of Internal Audit. During his tenure with ADP, he held various senior financial management positions in most of the major business units, including as Chief Financial Officer of the Brokerage Services Business of ADP. Mr. Sheldon was appointed Corporate Vice President and Controller of ADP in June 2003. In addition to his role as Controller, he was responsible for ADP’s shared services operations and finance information systems.

OWNERSHIP OF COMMON STOCK BY

MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table shows the number of shares of Common Stock beneficially owned by each director, each director nominee, and each executive officer named in the Summary Compensation Table (the “Named Executive Officers”), and by all directors and executive officers as a group.

The information set forth below is as of August 31, 2009, and is based upon information supplied or confirmed by the named individuals. The address of each person named in the table below is c/o Broadridge Financial Solutions, Inc., 1981 Marcus Avenue, Lake Success, New York 11042.

Beneficial Owner	Common Shares (1)(2)	Percent of Common Shares
Joseph Barra	243,894	*
Leslie A. Brun	36,800	*
Richard J. Daly	1,032,702	*
Robert N. Duelks	0	*
Richard J. Haviland (3)	49,585	*
John Hogan	674,501	*
Alexandra Lebenthal	36,300	*
Stuart R. Levine	42,343	*
Thomas E. McInerney	66,300	*
Thomas J. Perna	0	*
Robert Schifellite	277,221	*
Dan Sheldon	388,990	*
Alan J. Weber	36,300	*
Arthur F. Weinbach	224,090	*
All directors, director nominees, and executive officers as a group (21 persons including those directors and executive officers named above)	4,300,618	3.1%

*	Represents beneficial ownership of less than one percent (1%) of the issued and outstanding shares of Common Stock.
(1)	Includes unrestricted Common Stock over which each director or executive officer has sole voting and investment power and restricted Common Stock over which they have sole voting power but no investment power (until restrictions lapse).
(2)	Amounts reflect vested stock options and stock options that will vest within 60 days of August 31, 2009. If shares are acquired, the director or executive officer would have sole discretion as to voting and investment. The shares beneficially owned include: (i) the following shares subject to such options granted to the following directors and executive officers: 217,027 (Mr. Barra); 36,300 (Mr. Brun); 968,225 (Mr. Daly); 36,300 (Mr. Haviland); 664,452 (Mr. Hogan); 36,300 (Ms. Lebenthal); 36,300 (Mr. Levine); 36,300 (Mr. McInerney); 265,142 (Mr. Schifellite); 372,238 (Mr. Sheldon); 36,300 (Mr. Weber); and 41,260 (Mr. Weinbach); and (ii) 3,843,512 shares subject to such options granted to all directors and executive officers as a group.
(3)	Includes 13,285 shares of Common Stock held in two trusts in which Mr. Haviland and his wife are co-trustees.

The following table sets forth, as of August 31, 2009, the amount of beneficial ownership of each beneficial owner of more than five percent (5%) of the Company’s Common Stock:

Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
Barclays Global Investors (1)	7,615,302	5.5%
Morton Holdings, Inc. (2)	9,479,725	6.9%
Philip B. Korsant (2)	9,479,725	6.9%
Samana Capital, L.P. (2)	7,713,953	5.6%

(1)	Based on the information contained in a Schedule 13G filed on February 5, 2009, the following persons beneficially own, in the aggregate, 7,615,302 of the Company’s Common Stock:

Beneficial Owner	Number of Common Shares Beneficially Owned
Barclays Global Investors, NA.	4,553,484
Barclays Global Fund Advisors	2,504,250
Barclays Global Investors, LTD	397,146
Barclays Global Investors Japan Limited	116,522
Barclays Global Investors Canada Limited	37,202
Barclays Global Investors Australia Limited	6,698

The address of Barclays Global Investors, NA and Barclays Global Fund Advisors is 400 Howard Street, San Francisco, California 94105. The address of Barclays Global Investors, LTD is Murray House, 1 Royal Mint Court, London, EC3N 4HH. The address of Barclays Global Investors Japan Limited is Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo, 150-8402, Japan. The address of Barclays Global Investors Canada Limited is Brookfield Place, 161 Bay Street, Suite 2500, P.O. Box 614, Toronto, Ontario, Canada M5J 2S1. The address of Barclays Global Investors Australia Limited is Level 43, Grosvenor Place, 225 George Street, P.O. Box N43, Sydney, Australia NSW 1220.

(2)	Based on the information contained in a Schedule 13G filed on February 17, 2009 by Samana Capital, L.P. (“Samana Capital”), Morton Holdings, Inc. (“Morton Holdings”), and Philip B. Korsant. Morton Holdings, as general partner of various partnerships including Samana Capital, reported shared beneficial ownership of 9,479,725 shares. Samana Capital reported shared beneficial ownership of 7,713,953 shares. Philip B. Korsant reported shared beneficial ownership of 9,479,725 shares. The address of Samana Capital, Morton Holdings, and Philip B. Korsant is 283 Greenwich Avenue, Greenwich, Connecticut 06830.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

As required by its charter, the Broadridge Compensation Committee has oversight of all elements of compensation of Broadridge’s executive officers, including the Named Executive Officers, and it approves the total compensation packages of the Executive Chairman and the Chief Executive Officer. In practice, the Compensation Committee is involved in the review and approval of all compensation decisions related to all of the Named Executive Officers. The Compensation Committee plays a significant role in the evolution of Broadridge’s executive compensation strategies and policies in order to ensure that such compensation strategies and policies support our long-term business strategy and enhance our performance and return to stockholders.

To help guide and facilitate this role where necessary, the Broadridge Compensation Committee engaged Towers Perrin as its independent compensation consultant, to provide compensation market analysis and insight with respect to our executive officers, including the Named Executive Officers. Please see the “Corporate Governance” section of this Proxy Statement for additional information about the role of Towers Perrin.

The Broadridge Compensation Committee consults with Broadridge’s Executive Chairman, Chief Executive Officer, Corporate Vice President of Human Resources, and General Counsel who provide compensation data and make recommendations on the compensation policies. In addition, the Company’s Corporate Vice President of Human Resources provides compensation-related information to the independent compensation consultant. In evaluating the performance of the Chief Executive Officer, the Compensation Committee also takes into account the performance review of the Chief Executive Officer conducted by the Executive Chairman.

Broadridge Compensation Program Design

The Broadridge Compensation Committee designed an executive compensation package for the Named Executive Officers with the following compensation elements:

•	Base salary;

•	Annual performance-based cash incentives (i.e., annual target bonuses);

•	Annual grants of Broadridge stock options;

•	Annual grants of restricted stock units (“RSUs”) with performance vesting;

•	A Change in Control Severance Plan and related agreements;

•	A 401(k) plan, a Supplemental Officers Retirement Plan (SORP), and a non-qualified deferred compensation plan;

•	Benefit Plans; and

•	Perquisites.

Compensation Program Objectives and Rewards

Broadridge’s executive officer compensation programs are designed to enable us to achieve our goal of long-term value creation for stockholders. The programs’ objectives are:

•	Provide a clear “line of sight” and linkage between individual performance, organization performance and compensation.

•	Attract, engage and retain the executive officers that help ensure our future success.

•	Motivate and inspire executive officer behavior that fosters a high-performance culture while maintaining a reasonable level of risk.

•	Ensure that our executive officers are motivated to increase stockholder value.

We measure the achievement of these objectives by monitoring executive recruiting and retention, productivity, financial and operational performance, executive engagement, and market competitiveness.

All of the compensation and benefits programs for our Named Executive Officers described below enable Broadridge to attract, retain and motivate the highly talented individuals who will enable us to succeed in a highly competitive marketplace. Each of the compensation elements are designed to achieve the objectives set forth above.

•	Base salary and benefits are designed to attract and retain executives over time by providing regular and continued payments that are appropriate to their position, experience and responsibilities.

•

Annual performance-based cash incentives are designed to focus our executives on pre-set objectives each year such as the financial objectives of growth in revenue, sales and earnings per share (“EPS”). These goals were selected because their achievement by Broadridge serves to best foster short-term and long-term growth and profitability.

•

Long-term incentives, consisting of stock options and performance-based RSUs under the 2007 Omnibus Award Plan, are designed to develop a clear line of sight and linkage between executive effort, company performance, and the creation of long-term stockholder value.

•

Severance and change in control plans are designed to neutralize the potential conflict our executives could face with a potential change in control or other possible termination situation and to facilitate our ability to attract and retain executives as we compete for talented individuals in a marketplace where such protections are commonly offered.

Generally, Broadridge provides its executive officers a total compensation package of base salary, annual cash incentive award, and long-term incentive awards. The goal is to pay a total compensation package valued at the median of the external market for target performance, and above the median of the external market for superior company performance, as defined by profitability and the long-term growth in total stockholder return. The “external market” utilized by the Compensation Committee in making compensation decisions is described in greater detail in the “Peer Group Selection and Market Data” section below and in the descriptions of various compensation determinations in this Compensation Discussion and Analysis section of the Proxy Statement.

In addition, Broadridge has initiated a multi-year program to increase total equity ownership among its executive officers through special stock option grants that are in addition to the annual long-term incentive awards explained above. These grants are described in greater detail below in the “Special Stock Option Grants” section of this Proxy Statement. The Board of Directors has also adopted Broadridge stock ownership guidelines for executive officers that are described in greater detail in the “Stock Ownership Guidelines” section of this Proxy Statement.

In total, these programs reward a mix of short-, medium-, and long-term Company financial performance with both cash and equity compensation, while also mitigating the possibility of excessive risk-taking by executive officers. Several elements of the total compensation program provide for significant long-term wealth creation for executive officers only when Broadridge provides consistent total stockholder return (as reflected in an increase in Broadridge’s stock price and quarterly dividend payments) over a sustained period. Some specific elements of the program that are designed to dissuade executive officers from excessive risk-taking include:

•	The multiple year vesting window for stock options and RSUs granted;

•	The tying of RSU vesting to average two-year EPS goal achievement; and

•	The establishment of stock ownership guidelines for all executive officers.

Peer Group Selection and Market Data

The Broadridge Compensation Committee, with the assistance of its independent compensation consultant, has determined that the following 18 companies are Broadridge’s peers for compensation benchmarking purposes (the “Peer Group”):

• Alliance Data Systems Corp.	• Heartland Payment Systems Inc.
• Cognizant Technology Solutions Corp.	• Hewitt Associates Inc.
• Convergys Corp.	• Lender Processing Services, Inc.
• DST Systems Inc.	• Metavante Technologies, Inc.
• Equifax Inc.	• Paychex Inc.
• Fidelity National Information Services, Inc.	• Perot Systems Corp.
• Fiserv Inc.	• SEI Investments Co.
• GFI Group Inc.	• TeleTech Holdings Inc.
• Global Payments Inc.	• Total System Services Inc.

The 2009 Peer Group was adjusted from the 2008 peer group upon the review and recommendation of the Compensation Committee’s independent compensation consultant. The Peer Group companies were selected by the Compensation Committee in conjunction with the independent compensation consultant based primarily on three factors:

•	The similarity of the business in which the company operates to Broadridge’s business;

•	The company’s annual revenue and revenue growth over one-year and three-year periods; and

•	The enterprise value of the company.

Equifax Inc., Global Payments Inc., Lender Processing Services, Inc. and Metavante Technologies, Inc. were added to the Peer Group as they represent appropriate and fair comparables to our lines of business. Fair Isaac Corp., Interactive Data Corporation and SAVVIS, Inc. were removed from the Peer Group after a review determined that they no longer were “best fit” peers for Broadridge based on the criteria set forth above. This list of companies in the Peer Group will be reviewed annually by the Compensation Committee.

The Peer Group data are considered a primary source of information in the determination of both market practices and market compensation levels for the Named Executive Officers. However, in many circumstances, the Peer Group data are not sufficient due to limited matches of certain executive officer positions or roles. In those cases, the Compensation Committee also reviews data related to publicly-traded general industry companies with annual revenues in the $1–4 billion range (the “General Industry Group”) when it is considering the market competitiveness of Named Executive Officer compensation levels and/or market practices. The list is made up of 475 companies in a broad range of industries with median revenue of $1.87 billion. Revenue was the sole factor in determining the General Industry Group, and as a result, the Compensation Committee considers the General Industry Group a secondary source for data when compared to the Peer Group.

General Industry Group data were reviewed by the Compensation Committee in conjunction with the Peer Group data to determine market rates and year-over-year changes in Mr. Daly’s total compensation, which are discussed in more detail below. Peer Group data were also used to determine external market competitive practice on executive officer stock ownership levels when evaluating the special stock option grants, as explained below.

Elements of Executive Compensation

Base Salary

The Compensation Committee annually reviews and recommends the base salaries for our executive officers, including the Named Executive Officers. Executive officer base salaries vary based on job responsibilities, individual contributions, and the relative scarcity of key skills in the external market. The base salaries for Broadridge’s Chief Executive Officer, Chief Financial Officer, and President and Chief Operating Officer are designed so that, when combined with other compensation elements, the total compensation levels at target performance are approximately at the median of the Peer Group. The base salaries of the other executive officers are set using a similar methodology, but with a target of the median of the General Industry Group. The General Industry Group is used as the primary benchmark for other executive officer compensation analyses because the Peer Group data have not historically provided a sufficient number of job matches to make the analysis of those positions statistically reliable.

Chief Executive Officer

The base salary of Broadridge’s Chief Executive Officer is reviewed and approved by the Compensation Committee in August of each year because of the timing of the filing of the Peer Group companies’ proxy statements. With respect to Mr. Daly’s fiscal year 2009 base salary, in August 2008, the Compensation Committee approved a 12.5% base salary increase for Mr. Daly from $600,000 per year to $675,000 per year. In approving this base salary increase, the Compensation Committee reviewed data on CEO total compensation levels for both the Peer Group and the General Industry Group. The Compensation Committee considered Broadridge’s overall performance during Mr. Daly’s tenure as Chief Executive Officer, and his historical base salary position below the 50th percentile of the Peer Group. This increase, effective July 1, 2008, resulted in Mr. Daly’s salary being slightly above the 50th percentile of the CEO base salaries in the Peer Group, and between the 25th and 50 th percentiles of the General Industry Group data reviewed by the Compensation Committee. This was considered appropriate pay positioning for Mr. Daly’s base salary because the CEO base salary median of the Peer Group has historically been lower than the median of the General Industry Group.

In August 2009, the Compensation Committee reviewed Mr. Daly’s base salary and determined to make no changes to his salary for fiscal year 2010.

Other Named Executive Officers

The base salaries of Broadridge’s executive officers, other than the Chief Executive Officer, are reviewed in April of each year, which is the month during which Broadridge has traditionally granted annual merit salary increases to its employees. The Compensation Committee reviewed surveys of current industry practices provided by Towers Perrin and other compensation consulting firms on 2009 executive salary increases. Those surveys indicated that the majority of companies surveyed changed their planned executive base salary merit increases in 2009 due to the recent weak economic conditions. For example, data provided by the compensation consultant showed that a majority of U.S. companies decreased their 2009 merit budgets, while over one-fifth of those companies had frozen salaries for 2009. As a result of this analysis, in April 2009, the Compensation Committee approved a freeze on base salaries for all other Named Executive Officers.

Annual Performance-Based Cash Incentives

Broadridge provides annual performance-based cash incentives to all of its executive officers, including the Named Executive Officers. These awards are made under Section 11 of the 2007 Omnibus Award Plan. Amounts payable pursuant to the 2007 Omnibus Award Plan are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Broadridge’s executive officers, including the Named Executive Officers, receive a cash award based on a mix of financial, operational and leadership performance goals. The annual cash incentive plans for the Company’s Named Executive Officers are designed to reward based on annual performance, as measured by financial, operational, and leadership achievement against pre-set goals. Financial achievement, as expressed by revenue, earnings and sales, is the most heavily-weighted set of goals in all Named Executive Officer plans because the Compensation Committee considers these measures to be the Company’s most important annual performance goals, as it believes these factors create long-term stockholder value.

The details of how the 2009 annual cash incentive amounts were calculated for the Named Executive Officers are provided below.

Fiscal Year 2009 Annual Cash Incentive Award Changes

In August 2008, the Compensation Committee approved changes to the fiscal year 2009 target cash incentive awards for the following Named Executive Officers:

Chief Executive Officer

The Compensation Committee approved an increase in the full-year target cash incentive for Mr. Daly from $600,000 to $1,100,000. The Compensation Committee approved the increase in order to maintain a total target compensation package that approximates the 50th percentile of the Peer Group. In total, however, Mr. Daly’s fiscal year 2009 target cash incentive amount was unchanged from the aggregate target amount in fiscal year 2008, as a fiscal year 2008 mid-year cash incentive with a target payment amount of $500,000 was not renewed in fiscal year 2009.

Other Named Executive Officers

The Compensation Committee approved a recommendation from Mr. Daly to increase Mr. Hogan’s target cash incentive for fiscal year 2009 from $500,000 to $675,000. Mr. Daly recommended that, given Mr. Hogan’s superior performance, Mr. Hogan’s total compensation positioning be moved from the 50th percentile of the Peer Group’s second highest paid executive officers to the 60th percentile of the Peer Group.

The Compensation Committee approved a recommendation from Mr. Daly to increase Mr. Schifellite’s target cash incentive for fiscal year 2009 from $243,880 (70% of base salary) to $348,400 (100% of base salary). Mr. Daly recommended this change in order to bring Mr. Schifellite’s total target cash compensation to the 50th percentile of the General Industry Group for similar positions, as well as to better align his annual cash incentive target with his internal peers, several of whom managed smaller businesses with less financial and strategic impact, and had annual incentive targets at or above 100% of base salary in fiscal year 2009.

The fiscal year 2009 target cash incentive awards for Messrs. Sheldon and Barra, as a percentage of their fiscal year-end base salaries, were not changed from their fiscal year 2008 target amounts.

Fiscal Year 2009 Annual Cash Incentive Award—Chief Executive Officer

Mr. Daly’s annual cash incentive award is part of his total annual compensation package. Its target value for fiscal year 2009 was $1,100,000, with a range of possible payment of 0% to 200% of the target amount. Its weights and measures as approved by the Compensation Committee were as follows:

•

Financial Goals (52.5% of the weighting of the cash incentive) of Broadridge Revenue, Net Earnings, Total Sales, Outsourcing Sales, Cash Flow, Acquisitions, the development of an operating plan for the next fiscal year with acceptable revenue and EPS growth objectives over fiscal year 2009 actual performance, and fully-diluted EPS.

•

Operational Goals (25% of the weighting of the cash incentive) were the development and execution of strategic goals that were designed to improve the Company’s long-term financial strength and market position.

•

Leadership Goals (22.5% of the weighting of the cash incentive) were the continued development of a strong executive officer team, development of a succession planning process with an emphasis on senior leadership succession, and other key leadership initiatives.

Fiscal Year 2009 Annual Cash Incentive Award—Other Named Executive Officers

Broadridge’s other Named Executive Officers have cash incentive programs that are similar in structure to Mr. Daly’s program. The target cash incentive award amounts are a percentage of each executive officer’s base salary and are determined by a combination of the executive’s job grade level and other factors such as the specific responsibilities of the executive’s role and external market analysis of both the Peer Group and the General Industry Group. The Named Executive Officers’ 2009 annual incentive targets were: Mr. Sheldon: 75%; Mr. Hogan: 125%; Mr. Barra: 115%; and Mr. Schifellite: 100%, of their respective base salaries.

The Named Executive Officers’ 2009 annual cash incentive target goals were recommended by Mr. Daly, with his own financial, operational, and leadership goals serving as a guideline on both target performance and relative weighting of those goals, and were approved by the Compensation Committee. The annual incentive targets and key performance measures for fiscal year 2009 were as follows:

Dan Sheldon Target Incentive Award = $334,687

•      Financial Goals (65% weight) — Broadridge Revenue, fully-diluted EPS, Cash Flow, Acquisitions, Development of a fiscal year 2010 Operating Plan, and Total Sales

•      Operational Goals (20% weight) — Client Satisfaction, Sarbanes-Oxley Act audit requirements, and maintenance of investor relations ratings and communications

•      Leadership Goals (15% weight) — Employer of choice initiatives

John Hogan Target Incentive Award = $675,000

•      Financial Goals (47.5% weight) — Broadridge Revenue, fully-diluted EPS, Acquisitions, Development of a fiscal year 2010 Operating Plan, and Total Sales

•      Operational Goals (32.5% weight) — Development and execution of strategic goals designed to improve the Company’s long-term financial strength and market position, and Client Satisfaction

•      Leadership Goals (20% weight) — Employer of choice initiatives

Joseph Barra Target Incentive Award = $452,594

•      Financial Goals (60% weight) — Broadridge Revenue, fully-diluted EPS, Acquisitions, Development of a fiscal year 2010 Operating Plan, Total Sales, Division Revenue, Division Earnings Before Interest and Taxes (“EBIT”), and Division Sales

•      Operational Goals (25% weight) — Market growth and new solutions to improve margins, and Client Satisfaction

•      Leadership Goals (15% weight) — Employer of choice initiatives

Robert Schifellite Target Incentive Award = $348,400

•      Financial Goals (60% weight) — Broadridge Revenue, fully-diluted EPS, Acquisitions, Development of a fiscal year 2010 Operating Plan, Total Sales, Division Revenue, Division EBIT, and Division Sales

•      Operational Goals (25% weight) — Client Retention, Client Satisfaction, Creation of New Market-based Initiatives, and Reporting Accuracy of the Proxy Services business

•      Leadership Goals (15% weight) — Employer of choice initiatives

Other than the Total Sales, Outsourcing Sales, EPS, Division Sales, Development of a fiscal year 2010 Operating Plan, and Acquisitions goals, all of the Company’s financial goals are presented in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The financial goals that are not presented in accordance with U.S. GAAP are measured as follows:

•	The Total Sales goal is measured as the annual value of the expected revenue from all services contracts signed in the current fiscal year.

•	The Outsourcing Sales goal is measured as the annual value of the expected revenue from outsourcing services contracts signed in the current fiscal year.

•

The EPS goal is measured as the Company’s fiscal year-end fully-diluted earnings per share with the exclusion of certain one-time items. In fiscal year 2009, this measure excluded the one-time gain from the purchase of $125.0 million principal amount of the Company’s 6.125% senior notes due 2017, and the one-time benefit from a state tax credit.

•	The Division Sales goals are measured as the annual value of the expected revenue from services contracts signed for the particular business in the current fiscal year.

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The Development of a fiscal year 2010 Operating Plan is measured as the expected growth in both Broadridge revenue and Broadridge EPS in fiscal year 2010 as compared to actual revenue and EPS achievement in fiscal year 2009.

•	The Acquisitions goal is measured as the annual revenue expected to be generated by acquisitions closed by Broadridge in the current fiscal year.

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The Leadership goals are measured by the achievement of measurable milestones such as employee engagement levels (as determined by independent third-party surveys), employee turnover rates, and diversity and inclusion goals.

The Company has not disclosed the Outsourcing Sales Key Financial Measure goal range, and the Division EBIT and Division Sales Key Financial Measure goal ranges pertaining to the division of the Investor Communication Solutions business for which Mr. Schifellite is responsible, because this information is not otherwise publicly disclosed by the Company and the Company believes it would cause competitive harm to do so in this Proxy Statement. The probability of achieving these Key Financial Measures was substantially uncertain at the time the goals were set. In addition, these Key Financial Measure goals exceeded the levels attained in the prior fiscal year.

Detailed Scoring of Fiscal Year 2009 Annual Cash Incentive Award—Chief Executive Officer

The financial, operational and leadership goals for Mr. Daly were set and scored by the Broadridge Compensation Committee. Mr. Daly does not participate in the final determination of his cash incentive payment. For each Key Financial Measure, Broadridge assigned a scaled number of points that varied based on the performance results within the goal range, and each point had a pre-set dollar value.

Mr. Daly’s fiscal year 2009 cash incentive payment was reviewed and approved by the Broadridge Compensation Committee based upon the actual results achieved against the following financial, operational and leadership goals:

Key Financial Measure	Goal Range	Achievement
Fiscal Year 2009 Broadridge Revenue	$2,069 – $2,519 million	$2,149 million

Fiscal Year 2009 Broadridge Net Earnings	$173 – $259 million	$223 million

Fiscal Year 2009 Broadridge Total Sales	$119 – $219 million	$156 million

Fiscal Year 2009 Outsourcing Sales (1)		Under the goal minimum

Fiscal Year 2009 Broadridge Cash Flow	$186 – $272 million	$254 million

Fiscal Year 2009 Broadridge Acquisitions	$25 – $70 million	Under $25 million

Development of Fiscal Year 2010 Broadridge Operating Plan	Create a fiscal year 2010 operating plan that shows acceptable revenue and EPS growth objectives over fiscal year 2009 actual performance	The fiscal year 2010 revenue and EPS growth plan was successfully created

Fiscal Year 2009 Broadridge fully-diluted EPS	$1.21 – $1.81	$1.51

(1)	The Company has not disclosed the Outsourcing Sales Key Financial Measure goal range because this information is not otherwise publicly disclosed by the Company and the Company believes it would cause competitive harm to do so in this Proxy Statement. The probability of achieving this Key Financial Measure was substantially uncertain at the time it was set. In addition, this Key Financial Measure goal exceeded the level attained in the prior fiscal year.

Key Operational and Leadership Goals	Stated Goal	Achievement
Key Strategic Effort

•     Build a five-year strategic plan that aims to grow long-term revenue and profits from new products and acquisitions, specifically opportunities in the global businesses and Notice and Access services

•     Five-year strategic plans for each major business segment were provided to the Board of Directors

•     New business opportunities have been established internationally, as well as within the Notice and Access services area

	• Engage management to drive Broadridge’s strategic plan	• The Company undertook several initiatives to improve management’s strategic capabilities

• Continued improvement of Broadridge’s marketing efforts with respect to securities processing services

•     The Company has leveraged the #1 provider ranking the securities processing services received in a third-party survey conducted this year to improve the marketing efforts with respect to those services

Growth/Growth Inhibitors	• Accelerate sales by reorganizing account management by key client	• Reorganization of key sales functions by client was completed

	• Successfully launch new products from a Company-sponsored program designed to bring new products to market	• Several new initiatives brought to market based on an internal product development program

	• Pursue new global market opportunities	• Multiple new global market opportunities were completed

	• No major unplanned client losses	• All client retention goals were met

Succession Planning/ Development
	• Create and execute Chief Executive Officer succession planning	• Chief Executive Officer succession planning document completed and delivered to the Board of Directors

	• Develop bench strength at the Executive Committee level and two levels down from the Chief Executive Officer	• Continued strategic hiring, promotion and mentoring at executive levels

Quality of Leadership

This item permits recognition of other significant contributions not described above, including Executive Committee participation, additional acquisition/business development, and the continued development of the Chief Executive Officer in his role

The Compensation Committee recognized the significant progress and development the Chief Executive Officer has made in these areas

Detailed Scoring of Fiscal Year 2009 Annual Cash Incentive Award—Other Named Executive Officers

All other Named Executive Officers’ annual cash incentive awards were recommended by Mr. Daly and approved by the Compensation Committee. To the extent applicable, the Key Financial Measures listed above, with respect to Mr. Daly’s annual cash incentive award, are measured in the same manner for purposes of scoring the awards of the other Named Executive Officers. The Company has not disclosed the Outsourcing Sales Key Financial Measure goal range, and the Division EBIT and Division Sales Key Financial Measure goal ranges pertaining to the division of the Investor Communication Solutions business for which Mr. Schifellite is responsible, because this information is not otherwise publicly disclosed by the Company and the Company believes it would cause competitive harm to do so in this Proxy Statement. The probability of achieving these Key Financial Measures was substantially uncertain at the time the goals were set. In addition, these Key Financial Measure goals exceeded the levels attained in the prior fiscal year. The annual cash incentive awards paid to Messrs. Barra and Schifellite were based upon the actual results achieved against the following Key Financial Measures, as applicable.

Key Financial Measure	Goal Range	Achievement
Fiscal Year 2009 Clearing and Outsourcing Solutions Division Revenue	$99 – $121 million	$101 million

Fiscal Year 2009 Clearing and Outsourcing Solutions Division EBIT	$(1) – $11 million	$(9.1) million

Fiscal Year 2009 Clearing and Outsourcing Solution Division Sales	$28 – $52 million	Under the goal minimum

Fiscal Year 2009 Investor Communication Solutions Bank/Broker-Dealer Division Revenue	$1,340 – $1,637 million	$1,435 million

Fiscal Year 2009 Annual Cash Incentive Award Payments

The results of the annual cash incentive award calculations for fiscal year 2009 are as follows:

	Fiscal Year 2009 Annual Cash Incentive Totals
Name	Target $	Earned $	Earned as % of Target
Richard J. Daly	$1,100,000	$1,278,750	116%
Dan Sheldon	$334,687	$334,970	100%
John Hogan	$675,000	$810,344	120%
Joseph Barra	$452,594	$389,907	86%
Robert Schifellite	$348,400	$415,908	119%

Special One-Time Bonus Payment to Mr. Barra

In November 2008, the Compensation Committee approved a special, one-time discretionary payment to Mr. Barra in the amount of $132,100 related to his fiscal year 2008 performance as Corporate Vice President of the Clearing and Outsourcing Solutions business. The Compensation Committee determined that Mr. Barra’s performance during difficult economic conditions merited a one-time bonus payment.

Fiscal Year 2010 Annual Cash Incentive Award Plan Changes

In August 2009, the Compensation Committee reviewed the fiscal year 2010 annual cash incentive plans for Mr. Daly and the other Named Executive Officers and determined to make no changes to the target amounts in those plans.

Long-Term Incentive Compensation

The Company maintains the 2007 Omnibus Award Plan which provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, phantom stock awards, stock bonuses and performance compensation awards, or a combination of the foregoing to employees, directors, and consultants or advisors to the Company. The Board of Directors or its delegate has sole discretion to determine eligibility under the 2007 Omnibus Award Plan. The purpose of the 2007 Omnibus Award Plan is to align employees’ and directors’ financial interests with those of stockholders, and to improve our long-term profitability and stability through the attraction and retention of superior talent.

The Company grants both stock options and performance-based RSUs to its executive officers annually in order to reinforce key different but related long-term business strategies. Stock options with an expiration date 10 years from the grant date align executive officers with stockholder interests to create long-term growth in the Broadridge stock price. Performance-based RSUs with a two-year performance period prior to vesting reinforce the effect that year-over-year EPS growth has on the Company’s stock price.

Long-Term Incentive Grants

Broadridge makes annual long-term incentive grants to its Named Executive Officers and other executive officers. For all Broadridge executive officers, these grants include stock options and RSUs with performance requirements prior to vesting.

Each Named Executive Officer has an annual long-term incentive target grant denoted in U.S. dollars. Those dollar targets will result in annual grants of stock options and RSUs based on the prevailing price of Broadridge Common Stock and the SFAS No. 123R expected value of each stock option granted as determined by a standard stock option valuation model.

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Stock Options are granted under the 2007 Omnibus Award Plan. The aggregate number of stock options granted, as well as the individual grants to the Executive Chairman and Chief Executive Officer, are approved by the Compensation Committee prior to the grant. The Compensation Committee has delegated the authority to the Chief Executive Officer to recommend stock option grants to other executive officers, including the Named Executive Officers. All recommendations by the Chief Executive Officer regarding grants made to other executive officers, including the Named Executive Officers, are reviewed and approved by the Compensation Committee.

The exercise price of the stock options shall not be less than the Broadridge Common Stock price on the date of the grant (i.e., fair market value). In April 2009, the Compensation Committee adopted a policy that all stock option grants be made effective two business days following the Company’s next quarterly earnings release. The grants have a 10-year term and vest 20% per year on the anniversary date of the grant for the following five years subject to continued employment with the Company.

In August 2008, the Compensation Committee decided to suspend the fiscal year 2009 annual stock option grants for executive officers who receive special stock option grants described in more detail below. In August 2009, the Compensation Committee took the same action with respect to the fiscal year 2010 annual stock option grants. The Compensation Committee made this change because the special stock option grants alone provided sufficient alignment with stockholder interests for each of the fiscal years in which the special stock option grants were made.

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Restricted Stock Units are awarded under the 2007 Omnibus Award Plan. The fiscal year 2009 RSU award occurred on October 1, 2008. It is anticipated that RSUs will vest and convert to Broadridge shares at the end of a two-year performance period, based on a pre-set financial metric for Broadridge’s financial performance over the performance period. For the performance cycle for fiscal years 2009 and 2010, and for fiscal years 2010 and 2011, the financial metric is EPS growth. The number of shares that can be earned based on performance ranges from 0% to 150% of the total target RSUs. RSUs do not receive dividend equivalents over the performance period and have no voting rights.

Once the number of RSUs is determined at the end of the performance period, those RSUs remain unvested until April 1st of the following calendar year, thus resulting in a 30-month cycle from award to vesting. Upon vesting, the RSUs convert to Broadridge shares at a ratio of one Broadridge share for each RSU.

The aggregate number of RSUs awarded, the performance criteria required to earn shares under the 2007 Omnibus Award Plan, and the individual awards to the Chief Executive Officer and the other executive officers are approved by the Compensation Committee prior to the grant of awards.

The results of the conclusion of the performance-based RSU cycle for fiscal years 2008 and 2009 are detailed in the “Completion of Performance-Based Restricted Stock Cycles” section of this Proxy Statement.

The RSU awards made to the Named Executive Officers on October 1, 2008, are detailed in the “Fiscal Year 2009 Performance-Based RSU Target Awards” section of this Proxy Statement.

Special Stock Option Grants

During fiscal year 2008, the Compensation Committee determined that the level of ownership of the Company’s shares by the Company’s executive officers as a group (including the Named Executive Officers) did not adequately align their interests with those of the Company’s stockholders. Because most of the executive officers were not executive officers prior to the Company’s March 2007 spin-off from ADP, and the ADP Compensation Committee took no action prior to the spin-off regarding long-term Broadridge stock ownership targets for Broadridge executive officers, these individuals have not had an opportunity to accumulate equity ownership in the Company through stock options and/or restricted stock grants.

As a result of the relatively low level of stock ownership as a percentage of the total outstanding shares at the time of the spin-off, the Compensation Committee determined it was appropriate to increase the total ownership of Company Shares by the executive officers through a multi-year series of stock option grants. The Compensation Committee’s long-term goal is to have the executive officers own directly, or have granted to them in the form of stock options, restricted stock, and RSUs, five percent of all Company Shares outstanding. The Compensation Committee anticipated it would take several years to meet this goal. These grants have been, and will be, larger than would otherwise be granted annually had the Company been independent for a greater number of years.

In addition to the long-term ownership goal stated above, the Compensation Committee has approved stock ownership guidelines (which are more fully described below) so that, following the vesting of these grants, the executive officers will own an adequate amount of Company Shares to keep their individual interests aligned with those of the Company’s stockholders.

The first of these awards under the 2007 Omnibus Award Plan was made on February 25, 2008, and the second of these awards under the 2007 Omnibus Award Plan was made on February 2, 2009. The special stock options granted on February 2, 2009 vest ratably over three years and have a 10-year term, subject to earlier expiration upon the occurrence of certain events. The specific special stock option grants made to the Named Executive Officers under the 2007 Omnibus Award Plan are detailed in the “Grants of Plan-Based Awards Table” of this Proxy Statement. The next set of special stock option grants are expected to be made to all Named Executive Officers in the third quarter of fiscal year 2010, although no specific grant amounts or terms of the awards have yet been established.

Fiscal Year 2009 Long-Term Incentive Award Changes

In August 2008, the Compensation Committee approved changes to the fiscal year 2009 long-term incentive awards for the Named Executive Officers as follows:

Chief Executive Officer

The Compensation Committee approved an increase in the expected value of long-term incentives to be granted to Mr. Daly in fiscal year 2009, as part of an effort to provide a total target compensation package that is more closely aligned with the median of the Peer Group. In addition, the Compensation Committee approved a temporary change in the mix of Mr. Daly’s regular annual long-term incentive award, in order to balance his stock options and RSU grants during the period he is receiving the special stock option grants. The Committee approved this temporary change so that the Company could provide a total annual compensation package for Mr. Daly that remained in line with its goal of meeting the median of the Peer Group, while providing an equity mix of performance-based RSUs and stock options in fiscal year 2009 that did not over-weight the importance of stock options in the total compensation package. For fiscal year 2009, the value (as determined under a binomial valuation model) of Mr. Daly’s regular stock option grant was reduced from $950,000 to $0, and the value of the shares subject to his RSU target award was increased from $600,000 to $1,775,000.

Other Named Executive Officers

The Compensation Committee eliminated the regular annual stock option award for fiscal year 2009, and increased the value of the fiscal year 2009 RSU target award by a corresponding dollar value, so that the total annualized value of all regular annual long-term incentive awards was unchanged from fiscal year 2008. The Committee approved this temporary change for the same reasons that they approved this change in Mr. Daly’s compensation mix; that is, to continue to provide total annual compensation packages to the Named Executive Officers that aligned with the median of the Peer Group while providing an equity mix of performance-based RSUs and stock options that did not over-weight the importance of stock options in the total compensation package.

Fiscal Year 2009 Performance-Based RSU Target Awards

In August 2008, the Compensation Committee approved the following performance-based RSU target awards, with an award date of October 1, 2008:

Name	RSU Target Award (#)	Value on Award Date ($)(1)
Richard J. Daly	88,950	1,319,129
Dan Sheldon	25,050	371,492
John Hogan	55,150	817,875
Joseph Barra	16,450	243,954
Robert Schifellite	15,050	223,192

The number of shares that can be earned based on performance over the fiscal years 2009 and 2010 performance period ranges from 0% to 150% of the total target RSUs. If earned, these RSUs remain unvested until April 1, 2011.

(1)	The value on the award date is based on the closing price of the Common Stock on October 1, 2008 of $14.83.

Completion of Performance-Based Restricted Stock Cycles

In fiscal year 2007, Broadridge’s former parent company, ADP, introduced a performance-based restricted stock plan with a two-year performance cycle. After reviewing the ADP performance-based restricted stock plan, the Compensation Committee determined that the performance measures of such plan related to ADP so they were not relevant to the ongoing performance of Broadridge. Therefore, in fiscal year 2008, Broadridge discontinued the ADP performance-based restricted stock plan and granted performance-vesting RSUs with a one-year performance cycle to select executive officers, including the Named Executive Officers, to provide: (1) an expected value at target performance that was equivalent to the ADP performance-based restricted stock plan before the March 2007 spin-off of Broadridge from ADP, (2) an opportunity to build the employees’ stock ownership, and (3) an incentive to focus on critical financial issues in our first full fiscal year as an independent company. The maximum number of shares that could have been earned under this transitional plan was 125% of the total RSUs granted, and fiscal year 2008 fully-diluted EPS of $0.98 – $1.33 per share was the performance range. The target grant and performance range were approved by the Compensation Committee in August 2007.

The Compensation Committee determined at its August 2008 meeting that the 125% maximum achievable goal of the RSUs was attained. Every RSU earned was converted to Broadridge restricted shares on September 22, 2008, at a ratio of one Broadridge restricted share for every RSU earned. All restricted shares granted on this date vested on March 22, 2009. The subsequent grants of restricted stock to each Named Executive Officer under the 2007 Omnibus Award Plan were as follows:

Name	Original Target Award(#)	Actual Shares Achieved (125%)	Value on Grant Date (September 22, 2008) ($)(1)
Richard J. Daly	29,482	36,852	$621,325
Dan Sheldon	6,756	8,445	$142,383
John Hogan	29,482	36,852	$621,325
Joseph Barra	3,071	3,838	$64,709
Robert Schifellite	6,142	7,677	$129,434

(1)	The value on the grant date is based on the closing price of the Common Stock on September 22, 2008 of $16.86.

In fiscal year 2008, the Compensation Committee approved a performance-based RSU plan. These performance-vesting RSUs had a two-year performance cycle based on an average fully-diluted EPS goal range of $0.93 – $1.54 per share, which is determined by averaging the EPS reported for fiscal years 2008 and 2009. The maximum number of shares that could have been earned under this plan by each Named Executive Officer was 150% of the target number of RSUs awarded. The target award and performance range for the fiscal years 2008 and 2009 performance cycle were approved by the Compensation Committee in August 2007.

The Compensation Committee determined at its August 2009 meeting that the Named Executive Officers earned 130% of the original RSU target award amounts, due to the achievement of an average fully-diluted EPS of $1.435 in the performance cycle. These RSUs will vest and convert to Broadridge shares on April 1, 2010, provided that the plan participant remains actively employed with Broadridge through the vesting date. The subsequent number of RSUs earned by each Named Executive Officer under the 2007 Omnibus Award Plan were as follows:

Name	Original RSU Target Award	Actual RSUs Achieved (130%)	Value on Payment Determination Date (August 4, 2009) (1)
Richard J. Daly	34,050	44,265	$774,638
Dan Sheldon	11,350	14,755	$258,213
John Hogan	28,400	36,920	$646,100
Joseph Barra	10,200	13,260	$232,050
Robert Schifellite	8,500	11,050	$193,375

(1)	The value on the payment determination date is based on the closing price of the Common Stock on August 4, 2009 of $17.50.

Stock Ownership Guidelines

In April 2008, the Board of Directors adopted stock ownership guidelines for executive officers to reinforce the goal of increasing Broadridge equity ownership among executive officers and more closely align their interests with those of our stockholders. The ownership guidelines are based on each executive officer holding a total equity value at least equal to a specified multiple of his annual base salary. The multiples of base salary by executive officer position are:

•	Executive Chairman and Chief Executive Officer: 5x base salary

•	Chief Financial Officer: 3x base salary

•	President and Chief Operating Officer: 4x base salary

•	All other Corporate Vice Presidents: 2x base salary

Equity ownership that counts toward this ownership goal includes shares owned outright, shares beneficially owned by direct family members (spouse, dependent children), shares held by a 401(k) plan or other savings plan, unvested time-based restricted shares, and vested in-the-money stock options. Unvested stock options, unvested RSUs and vested out-of-the-money stock options do not count toward satisfying the guideline goals.

Participants have five years from their appointment as a Broadridge executive officer to meet the stock ownership guidelines. All of our executive officers have met or are on track to meet their objectives within the five-year time period.

Each non-management director is also encouraged to own an amount of the Company’s Common Stock at least equal to twice the value of the annual retainer paid by the Company to each such director.

Trading Policy

The Broadridge Board of Directors has approved a Pre-Clearance Trading Policy for the Company’s executive officers and directors. Under this policy, the Company’s officers and directors or their immediate family members, family trusts or other controlled entities cannot engage in any transaction in Broadridge securities (including purchases, sales, cashless exercises of stock options and the sale of Broadridge Common Stock acquired pursuant to exercise of stock options) without first obtaining the approval of the Company’s General Counsel. Approval of transactions can be sought only during a defined window period when the officers and directors are not in possession of material non-public information about the Company. The trading policy prohibits the purchase or sale of collars, puts, calls, warrants, exchange-traded options or similar securities, and prohibits short sales on Broadridge Common Stock.

Change in Control Severance Plan and Enhancement Agreements

The Change in Control Severance Plan for Broadridge executive officers (the “CIC Plan”) approved by the Broadridge Board of Directors prior to the Company’s spin-off from ADP remains in effect. All Named Executive Officers participate in the CIC Plan. In addition, Messrs. Daly and Hogan entered into Change in Control Enhancement Agreements (the “Enhancement Agreements”) with the Company pursuant to which they are entitled to receive, on an item-by-item basis, the greater of the benefits and payments under the Enhancement Agreements and the CIC Plan.

The purpose of the CIC Plan is to promote uniform treatment of executive officers who, following a change in control of Broadridge, are involuntarily terminated other than for “cause” or resign for “good reason,” and to afford such executives an opportunity to protect the share value they have helped create in the event of any change in control. Under the CIC Plan, if a participant’s employment is terminated by the Company without “cause” or by the participant for “good reason” within a three-year period following a change in control, the participant will generally receive a severance payment and certain equity awards will be accelerated.

Please see the “Executive Compensation—Potential Payments Upon a Termination or Change in Control” section of this Proxy Statement for further information regarding Broadridge’s CIC Plan and the Enhancement Agreements.

Retirement Plans

Broadridge provides its Named Executive Officers retirement benefits on the same terms as those offered to other employees generally through the Broadridge Financial Solutions, Inc. Retirement Savings Plan (the “401(k) Plan”), a tax-qualified defined contribution plan. The 401(k) Plan allows our U.S. employees to save for retirement on a tax-deferred basis, and Broadridge makes matching contributions to the 401(k) Plan to encourage participation in this plan. In addition, the Named Executive Officers participate in the Company’s Supplemental Officers Retirement Plan (the “Broadridge SORP”), a non-qualified supplemental retirement plan. The Broadridge SORP provides supplemental benefits to executive officers in order to improve the market competitiveness of our overall rewards package for such executives. Please see the “Pension Benefits Table” in the “Executive Compensation” section of this Proxy Statement for further information regarding Broadridge’s retirement plans.

Non-Qualified Deferred Compensation Plan

Broadridge sponsors the 2007 Deferred Compensation Plan (the “DC Plan”), an unfunded, non-qualified deferred compensation plan for the benefit of its Named Executive Officers and other executive officers each year. The DC Plan allows Broadridge participants to defer the obligation to pay certain income taxes until the time the funds are distributed, thus providing an alternative investment vehicle for financial planning. None of the Named Executive Officers deferred any compensation earned in fiscal year 2009 into the DC Plan. Please see the “Non-Qualified Deferred Compensation” section of this Proxy Statement for more information regarding the DC Plan.

Benefit Plans

Broadridge provides its Named Executive Officers with health and welfare benefits, on the same terms as those offered to other employees.

Perquisites

Broadridge provides its Named Executive Officers with a limited number of perquisites, and for fiscal year 2009, these included a Company-paid car and up to $10,000 in Company matching of charitable contributions made to qualified tax-exempt organizations. These perquisites are consistent with both general industry market practice based on the review of independent third-party executive benefit and perquisite surveys and Broadridge’s executive rewards strategy, as explained in the “Compensation Program Objectives and Rewards” section of this Proxy Statement. Please see the “All Other Compensation” column of the “Summary Compensation Table” and the “All Other Compensation Table” of this Proxy Statement for more information regarding the perquisites provided to the Named Executive Officers.

Employment Agreements

None of the Named Executive Officers have an employment agreement with Broadridge.

Impact of Accounting and Tax Considerations

As a general matter, the Broadridge Compensation Committee reviews and considers the various tax and accounting implications of the compensation elements utilized by the Company.

With respect to accounting considerations, the Compensation Committee examines the accounting cost associated with equity compensation in light of requirements under SFAS No.123R.

With respect to taxes, the Compensation Committee considers the impact of Section 162(m) of the Code, which generally prohibits any publicly-held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the Named Executive Officers other than the Chief Financial Officer, subject to certain exceptions.

In general, the Company believes that compensation paid to executive officers should be performance-based and deductible for U.S. tax purposes. In certain instances, however, we may determine that it is in our best interest and that of our stockholders to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) of the Code in order to provide a compensation package consistent with our program and objectives. In our 2007 and 2008 fiscal years, we relied on a transition rule applicable to newly spun-off companies and believe that compensation paid to our Named Executive Officers was deductible. We could no longer rely on the transition rule following our 2008 Annual Stockholders Meeting and, accordingly, we requested and obtained stockholder approval of the amendment and restatement of the 2007 Omnibus Award Plan so that awards under the 2007 Omnibus Award Plan may qualify as performance-based compensation under Section 162(m).

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on such reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2009 Proxy Statement and be incorporated by reference in the Company’s 2009 Annual Report on Form 10-K.

Compensation Committee of the Board of Directors

Thomas E. McInerney, Chairman

Leslie A. Brun

Richard J. Haviland

Stuart R. Levine

Notwithstanding any SEC filing by the Company that includes or incorporates by reference other SEC filings in their entirety, this Compensation Committee Report shall not be deemed to be “filed” with the SEC except as specifically provided otherwise therein.

EXECUTIVE COMPENSATION

The following tables contain information regarding the components of total compensation of the Named Executive Officers for the Company’s fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007. The information for fiscal year 2007 included in this table reflects compensation earned by the Named Executive Officers for services rendered to ADP and its subsidiaries from July 1, 2006 to March 30, 2007, and for services rendered to Broadridge and its subsidiaries from March 31, 2007 to June 30, 2007.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary		Bonus (1)	Stock Awards (2)		Option Awards (3)		Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (5)		All Other Compensation (6)	Total
Richard J. Daly	2009	$675,000		$0	$899,695		$2,662,262		$1,278,750	$259,650		$47,951	$5,823,308
Chief Executive Officer	2008	$600,000		$0	$808,152		$937,023		$1,489,980	$217,346		$42,975	$4,095,476
	2007	$491,552	(7)	$0	$700,617	(8)	$359,105	(9)	$566,705	$382,698	(10)	$21,236	$2,521,913

Dan Sheldon	2009	$446,250		$0	$262,779		$337,962		$334,970	$111,084		$33,333	$1,526,378
Corporate Vice President, Chief Financial Officer	2008	$430,313		$0	$282,024		$1,113,538		$505,379	$62,729		$35,172	$2,429,155
	2007	$353,766	(7)	$100,000	$215,913	(8)	$148,469	(9)	$317,900	$144,364	(10)(11)	$20,915	$1,301,327

John Hogan	2009	$540,000		$0	$710,807		$1,368,387		$810,344	$358,956		$47,027	$3,835,521
President and	2008	$510,000		$2,500	$761,556		$1,089,836		$794,150	$300,907		$42,511	$3,501,460
Chief Operating Officer	2007	$466,552	(7)	$0	$700,617	(8)	$333,803	(9)	$529,705	$496,631	(10)	$24,650	$2,551,958

Joseph Barra	2009	$394,246		$134,600	$276,944		$243,406		$389,907	$64,336		$24,534	$1,527,973
Corporate Vice President, Clearing and Outsourcing Solutions	2008	$380,165		$0	$238,257		$920,567		$363,277	$38,193		$19,059	$1,959,518
	2007	$365,555	(7)	$0	$217,278	(8)	$184,940	(9)	$430,014	$18,268	(10)	$5,112	$1,221,167

Robert Schifellite	2009	$348,400		$0	$190,384		$222,274		$415,908	$87,358		$27,660	$1,291,984
Corporate Vice President, Investor Communication Solutions	2008	$338,350		$0	$212,206		$859,812		$363,381	$45,980		$33,405	$1,853,134
	2007	$297,096	(7)	$0	$159,996	(8)	$142,673	(9)	$241,890	$111,043	(10)(11)	$17,864	$970,562

(1)	Fiscal year 2009 bonus data represent two one-time discretionary bonuses of $132,100 and $2,500 paid to Mr. Barra. Fiscal year 2008 bonus data represent a one-time discretionary bonus paid to Mr. Hogan. Fiscal year 2007 bonus data represent a one-time discretionary bonus paid by ADP to Mr. Sheldon related to the successful completion of the March 2007 spin-off of Broadridge from ADP.
(2)	Reflects restricted stock and RSUs granted by Broadridge in fiscal years 2009, 2008 and 2007, and by ADP in fiscal year 2007 and prior fiscal years, including RSUs with performance-based vesting granted by ADP and time-based and performance-based restricted stock granted by Broadridge. The amounts represent the expense recognized for financial statement reporting purposes during fiscal years 2009, 2008 and 2007 by Broadridge pursuant to SFAS 123R, except that, in accordance with rules of the SEC, any estimate for forfeitures is excluded from, and does not reduce, such amounts. See Note 13, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009, for a discussion of the relevant assumptions used in calculating these amounts pursuant to SFAS 123R. The amounts shown in this column reflect both converted ADP equity awards and Broadridge equity awards granted in connection with the spin-off. See the “Outstanding Equity Awards at Fiscal Year-End Table” for a list of equity grants made by ADP and converted to Broadridge equity grants on the March 2007 spin-off date.
(3)

Reflects stock options granted by Broadridge in fiscal years 2009, 2008 and 2007, and by ADP in fiscal year 2007 and prior fiscal years. The amounts represent the expense recognized for financial statement reporting purposes during fiscal years 2009, 2008 and 2007 by Broadridge pursuant to SFAS 123R, except that, in accordance with rules of the SEC, any estimate for forfeitures is excluded from, and does not reduce, such amounts. See Note 13, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009, for a discussion of the relevant assumptions used in calculating these amounts. The fiscal year 2008 expense amounts do not include any expense recognized for the stock options granted under the 2007 Omnibus Award Plan on April 29, 2008. Because this stock option grant was made subject to stockholder approval of the amendment and restatement of the 2007 Omnibus Award Plan, the fair value of these option grants was not determinable as of the fiscal year ended June 30, 2008, and therefore, no related expense was recognized under SFAS 123R. The expense related to these grants was recognized upon stockholder approval of the amendment and restatement of the 2007 Omnibus Award Plan in fiscal year 2009. The conversion of ADP stock options to Broadridge stock options constituted a modification of these awards under the provisions of SFAS 123R, and as a result, an aggregate modification charge of $27,350, $43,952 and $81,838 for all of the Named Executive Officers during fiscal years 2009, 2008 and 2007, respectively, is included in these amounts. See the “Outstanding Equity Awards at Fiscal Year-End Table” for a list of equity grants made by ADP and converted to Broadridge equity grants on the March 2007 spin-off date.

(4)	Represents annual incentive compensation paid under our 2007 Omnibus Award Plan based on performance of the Named Executive Officers during the corresponding fiscal year which was paid to the Named Executive Officers in 2009 and 2008. With respect to Mr. Daly, the fiscal year 2008 amount also includes a mid-year cash incentive award equal to $600,000. For fiscal year 2007 amounts listed, three-fourths of the target incentive amount was based on performance goals established by ADP’s Compensation Committee under ADP’s Incentive Plan and one-fourth of the target incentive amount was based on performance goals established by the Broadridge Compensation Committee under the 2007 Omnibus Award Plan.
(5)	Represents changes in the value of the Broadridge SORP. The Company did not make a contribution to the DC Plan for the Named Executive Officers for fiscal years 2009, 2008 or 2007. See the “Pension Benefits Table” for a discussion of the Broadridge SORP and the “Non-Qualified Deferred Compensation Table” for a discussion of the DC Plan.
(6)	The amounts shown in this column represent the cost of a Company-paid car, car allowance, amounts paid by the Company on behalf of spouses who accompanied the Named Executive Officers on business travel, tax gross-up payments on one-time bonuses, contributions to the ADP and Broadridge 401(k) plans, Company-paid insurance premiums, Company-paid matching charitable contributions, and cash dividends on unvested restricted stock. Please see the section below entitled “All Other Compensation” for more information.
(7)	Fiscal year 2007 salary data represent nine months’ salary paid by ADP for July 1, 2006 through March 30, 2007, and three months’ salary paid by Broadridge for March 31, 2007 through June 30, 2007.
(8)	Represents fiscal year 2007 accounting costs related to restricted stock grants made by Broadridge and to unvested restricted stock awards granted by ADP prior to the spin-off of Broadridge from ADP that were converted to Broadridge restricted stock awards on the March 2007 spin-off date.
(9)	Represents fiscal year 2007 accounting costs related to stock option grants made by Broadridge and by ADP before the spin-off of Broadridge from ADP and converted to Broadridge stock option grants on the March 2007 spin-off date.
(10)	Represents a combination of fiscal year 2007 changes in pension value for the ADP SORP, ADP Cash Balance Pension Plan, and Broadridge SORP.
(11)	The amount shown for Mr. Sheldon excludes a $94,847 credit in fiscal year 2007 due to ADP’s accounting savings resulting from his non-vested withdrawal from the ADP SORP when he joined Broadridge. The amount shown for Mr. Schifellite excludes a $33,877 credit in fiscal year 2007 due to ADP’s accounting savings resulting from his partial non-vested withdrawal from the ADP SORP when he joined Broadridge.

ALL OTHER COMPENSATION

Name & Principal Position	Year	Perquisites and other Personal Benefits (1)	Tax Reimbursements (2)	Company Contributions to Defined Contribution Plans (3)	Insurance Premiums (4)	Matching Charitable Contributions (5)	Restricted Stock Dividends (6)	Total
Richard J. Daly	2009	$15,219	$500	$18,515	$1,080	$6,750	$5,887	$47,951
	2008	$15,000	$1,000	$13,584	$988	$6,000	$6,403	$42,975
	2007	$8,794	$0	$11,618	$824	$0	$0	$21,236

Dan Sheldon	2009	$10,250	$0	$20,240	$724	$500	$1,619	$33,333
	2008	$9,067	$0	$14,850	$709	$8,000	$2,546	$35,172
	2007	$9,750	$0	$10,527	$638	$0	$0	$20,915

John Hogan	2009	$11,750	$0	$18,515	$875	$10,000	$5,887	$47,027
	2008	$11,001	$1,948	$12,319	$840	$10,000	$6,403	$42,511
	2007	$12,250	$0	$11,618	$782	$0	$0	$24,650

Joseph Barra	2009	$9,675	$1,276	$7,834	$639	$0	$5,110	$24,534
	2008	$10,051	$0	$1,688	$627	$0	$6,693	$19,059
	2007	$4,500	$0	$0	$612	$0	$0	$5,112

Robert Schifellite	2009	$3,916	$500	$20,240	$565	$1,000	$1,439	$27,660
	2008	$14,731	$500	$14,850	$558	$750	$2,016	$33,405
	2007	$7,235	$0	$10,131	$498	$0	$0	$17,864

(1)	For Mr. Daly, this represents the annual value of a Company-paid car and an amount paid by the Company on behalf of his spouse who accompanied him on business travel. For fiscal years 2009 and 2008, the amounts shown for Mr. Schifellite represent the annual value of a Company-paid car and an amount paid by the Company on behalf of his spouse who accompanied him on business travel. For fiscal years 2009 and 2008, the amounts shown for Messrs. Sheldon, Hogan, and Barra represent the annual value of a Company-paid car. For fiscal year 2007, the amounts shown for Messrs. Sheldon, Hogan and Schifellite represent the annual value of a Company-paid car, while the amount shown for Mr. Barra represents an annual car allowance.
(2)	For Messrs. Daly and Schifellite, this represents the gross-up on an amount paid by the Company on behalf of their spouses who accompanied them on business travel. For Mr. Barra, this represents the gross-up for a $2,500 bonus paid in fiscal year 2009. For Mr. Hogan, this represents the gross-up for a $2,500 bonus paid in fiscal year 2008.
(3)	The fiscal year 2009 and 2008 amounts listed represent contributions made by the Company to its 401(k) Plan on behalf of the executives. The fiscal year 2007 amounts listed represent contributions made by ADP to its 401(k) plan on behalf of the executives prior to the spin-off of Broadridge from ADP.
(4)	Represents life insurance and accidental death and dismemberment premiums paid by the Company on behalf of the executives.
(5)	Represents Company-paid contributions made to qualified tax-exempt organizations on behalf of the Named Executive Officers under the Broadridge Director & Officer Matching Gift Program. The Company matches 100% of all contributions made by its executive officers to qualified tax-exempt organizations, up to a maximum Company contribution of $10,000 per calendar year.
(6)	Represents cash dividends paid to the executives on unvested restricted stock.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table summarizes awards made to our Named Executive Officers in fiscal year 2009. Please see the “Outstanding Equity Awards at Fiscal Year-End Table” for the outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of June 30, 2009.

Name	Grant Date		Committee Award Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)(3)
					Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard J. Daly					$0	$1,100,000	$2,200,000
	10/1/2008	(4)						0	88,950	133,425			$1,226,135
	11/13/2008	(5)	4/28/2008	(5)							171,533	$18.97	$533,468
	11/13/2008	(5)	4/28/2008	(5)							171,533	$20.87	$497,300
	11/13/2008	(5)	4/28/2008	(5)							171,534	$22.76	$459,711
	2/4/2009	(6)									126,500	$13.79	$646,265
	2/4/2009	(6)									126,500	$15.17	$610,691
	2/4/2009	(6)									126,500	$16.55	$578,674

Dan Sheldon					$0	$334,687	$669,374
	10/1/2008	(4)						0	25,050	37,575			$345,303
	11/13/2008	(5)	4/28/2008	(5)							2,066	$18.97	$6,425
	11/13/2008	(5)	4/28/2008	(5)							2,067	$20.87	$5,932
	11/13/2008	(5)	4/28/2008	(5)							2,067	$22.76	$5,540
	2/2/2009	(6)									28,750	$13.79	$146,878
	2/2/2009	(6)									28,750	$15.17	$138,793
	2/2/2009	(6)									28,750	$16.55	$131,517

John Hogan					$0	$675,000	$1,350,000
	10/1/2008	(4)						0	55,150	82,725			$760,218
	11/13/2008	(5)	4/28/2008	(5)							77,467	$18.97	$240,922
	11/13/2008	(5)	4/28/2008	(5)							77,467	$20.87	$222,330
	11/13/2008	(5)	4/28/2008	(5)							77,466	$22.76	$207,609
	2/2/2009	(6)									65,166	$13.79	$332,921
	2/2/2009	(6)									65,167	$15.17	$314,600
	2/2/2009	(6)									65,167	$16.55	$298,106

Joseph Barra					$0	$452,594	$905,188
	10/1/2008	(4)						0	16,450	24,675			$226,756
	2/2/2009	(6)									22,041	$13.79	$112,603
	2/2/2009	(6)									22,042	$15.17	$106,410
	2/2/2009	(6)									22,042	$16.55	$100,831

Robert Schifellite					$0	$348,400	$696,800
	10/1/2008	(4)						0	15,050	22,575			$207,457
	2/2/2009	(6)									24,916	$13.79	$127,291
	2/2/2009	(6)									24,917	$15.17	$120,289
	2/2/2009	(6)									24,917	$16.55	$113,983

(1)	Amounts consist of the threshold, target and maximum annual cash incentive plan levels set in fiscal year 2009 under the Company’s 2007 Omnibus Award Plan. See the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” for actual amounts paid to the Named Executive Officers with respect to fiscal year 2009.
(2)	Amounts consist of the threshold, target and maximum RSU awards set in fiscal year 2009 under the Company’s 2007 Omnibus Award Plan.
(3)	These amounts are valued based on the aggregate grant date fair value of the award determined pursuant to SFAS 123R. See Note 13, “Stock-Based Compensation,” to the Consolidated Financial Statements included on our Annual Report on Form 10-K for the fiscal year ended June 30, 2009, for a discussion of the relevant assumptions used in calculating these amounts.
(4)	Represents performance-based RSUs granted under the 2007 Omnibus Award Plan. RSU awards granted by Broadridge on October 1, 2008 will vest and convert to Broadridge shares on April 1, 2011, provided that pre-set financial performance goals are met over the fiscal years 2009 and 2010 performance cycle. Named Executive Officers can earn from 0% to 150% of their stated RSU award amount in shares. Please see the section entitled “Long-Term Incentive Compensation—Fiscal Year 2009 Performance-Based RSU Target Awards” for more information on these awards.
(5)

Represents the special stock option awards that were granted by the Compensation Committee on April 29, 2008 under the 2007 Omnibus Award Plan, subject to stockholder approval of the amendment and restatement of the 2007 Omnibus Award Plan. Broadridge stockholders approved the amendment and restatement of the 2007 Omnibus Award Plan on November 13, 2008, and these grants fully vested on November 13, 2008, when such approval was obtained. The exercise prices of $18.97, $20.87, and $22.76 were set at the fair market value, 10% premium on fair market value, and 20%

premium on fair market value of Broadridge’s Common Stock on April 29, 2008. All of these exercise prices are above $12.17, which was the closing price of Broadridge’s Common Stock on the date that stockholders approved the amendment and restatement of the 2007 Omnibus Award Plan. Please see the section entitled “Long-Term Incentive Compensation—Special Stock Option Grants” for more information on these grants.

(6)	Represents the special stock option awards granted under the 2007 Omnibus Award Plan on February 2, 2009 that vest ratably over the next three years on the anniversary date of the grant. The exercise prices for these grants were set at the fair market value, 10% premium on fair market value, and 20% premium on fair market value of Broadridge’s Common Stock price on the date of the grant. Please see the section entitled “Long-Term Incentive Compensation—Special Stock Option Grants” for more information on these grants.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides information regarding outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of June 30, 2009.

	Option Awards					Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Richard J. Daly	76,163	0	$17.90	10/17/2009	(2)
	61,422	0	$24.39	10/17/2010	(2)
	10,134	0	$17.71	9/20/2011	(2)
	61,422	0	$20.09	10/21/2011	(2)
	12,284	0	$13.13	7/21/2012	(2)
	61,422	0	$17.27	11/11/2012	(2)
	19,655	0	$15.39	8/10/2013	(2)
	29,482	14,742	$15.97	11/10/2013	(2)
	29,482	19,656	$17.60	1/26/2015	(2)
	19,655	29,483	$18.18	1/26/2016	(2)
	9,827	39,311	$19.19	1/25/2017	(2)
	30,520	45,780	$19.93	6/1/2017	(3)
	22,920	91,680	$21.87	2/3/2018	(4)
	28,466	0	$18.97	2/24/2018	(5)
	28,467	0	$20.87	2/24/2018	(5)
	28,467	0	$22.76	2/24/2018	(5)
	171,533	0	$18.97	2/24/2018	(6)
	171,533	0	$20.87	2/24/2018	(6)
	171,534	0	$22.76	2/24/2018	(6)
	0	126,500	$13.79	2/2/2019	(7)
	0	126,500	$15.17	2/2/2019	(7)
	0	126,500	$16.55	2/2/2019	(7)
						1,867	$30,955	(8)
									34,050	$564,549	(9)
									88,950	$1,474,791	(10)

Dan Sheldon	19,655	0	$17.90	10/17/2009	(2)
	22,112	0	$24.39	10/17/2010	(2)
	5,567	0	$17.71	9/20/2011	(2)
	29,482	0	$20.09	10/21/2011	(2)
	16,805	0	$13.13	7/21/2012	(2)
	6,680	0	$13.13	7/21/2012	(2)
	23,831	0	$17.27	11/11/2012	(2)
	24,569	0	$15.39	8/10/2013	(2)
	29,482	7,371	$15.97	11/10/2013	(2)
	14,741	9,828	$17.60	1/26/2015	(2)
	11,793	17,689	$18.18	1/26/2016	(2)
	5,896	23,586	$19.19	1/25/2017	(2)
	4,040	6,060	$19.93	6/1/2017	(3)
	7,240	28,960	$21.87	2/3/2018	(4)
	54,600	0	$18.97	2/24/2018	(5)
	54,600	0	$20.87	2/24/2018	(5)
	54,600	0	$22.76	2/24/2018	(5)
	2,066	0	$18.97	2/24/2018	(6)
	2,067	0	$20.87	2/24/2018	(6)
	2,067	0	$22.76	2/24/2018	(6)
	0	28,750	$13.79	2/2/2019	(7)
	0	28,750	$15.17	2/2/2019	(7)
	0	28,750	$16.55	2/2/2019	(7)
						1,121	$18,586	(8)
									11,350	$188,183	(9)
									25,050	$415,329	(10)

	Option Awards					Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
John Hogan	61,422	0	$24.39	10/17/2010	(2)
	10,134	0	$17.71	9/20/2011	(2)
	61,422	0	$20.09	10/21/2011	(2)
	12,284	0	$13.13	7/21/2012	(2)
	24,569	0	$17.27	11/11/2012	(2)
	19,655	0	$15.39	8/10/2013	(2)
	29,482	14,742	$15.97	11/10/2013	(2)
	29,482	19,656	$17.60	1/26/2015	(2)
	19,655	29,483	$18.18	1/26/2016	(2)
	9,827	39,311	$19.19	1/25/2017	(2)
	12,040	18,060	$19.93	6/1/2017	(3)
	14,480	57,920	$21.87	2/3/2018	(4)
	42,533	0	$18.97	2/24/2018	(5)
	42,533	0	$20.87	2/24/2018	(5)
	42,534	0	$22.76	2/24/2018	(5)
	77,467	0	$18.97	2/24/2018	(6)
	77,467	0	$20.87	2/24/2018	(6)
	77,466	0	$22.76	2/24/2018	(6)
	0	65,166	$13.79	2/2/2019	(7)
	0	65,167	$15.17	2/2/2019	(7)
	0	65,167	$16.55	2/2/2019	(7)
						1,867	$30,955	(8)
									28,400	$470,872	(9)
									55,150	$914,387	(10)

Joseph Barra	73,707	36,853	$17.60	1/26/2015	(2)
	9,827	14,742	$18.18	1/26/2016	(2)
	4,913	19,656	$19.19	1/25/2017	(2)
	3,580	14,320	$21.87	2/3/2018	(4)
	41,666	0	$18.97	2/24/2018	(5)
	41,667	0	$20.87	2/24/2018	(5)
	41,667	0	$22.76	2/24/2018	(5)
	0	22,041	$13.79	2/2/2019	(7)
	0	22,042	$15.17	2/2/2019	(7)
	0	22,042	$16.55	2/2/2019	(7)
						934	$15,486	(8)
						8,955	$148,474	(11)
									10,200	$169,116	(9)
									16,450	$272,741	(10)

Robert Schifellite	29,482	0	$24.39	10/17/2010	(2)
	5,820	0	$17.71	9/20/2011	(2)
	29,482	0	$20.09	10/21/2011	(2)
	5,896	0	$13.13	7/21/2012	(2)
	11,793	0	$17.27	11/11/2012	(2)
	9,827	0	$15.39	8/10/2013	(2)
	14,741	7,371	$15.97	11/10/2013	(2)
	14,741	9,828	$17.60	01/26/2015	(2)
	9,827	14,742	$18.18	01/26/2016	(2)
	4,913	19,656	$19.19	01/25/2017	(2)
	3,620	14,480	$21.87	02/03/2018	(4)
	41,666	0	$18.97	2/24/2018	(5)
	41,667	0	$20.87	2/24/2018	(5)
	41,667	0	$22.76	2/24/2018	(5)
	0	24,916	$13.79	2/2/2019	(7)
	0	24,917	$15.17	2/2/2019	(7)
	0	24,917	$16.55	2/2/2019	(7)
						934	$15,486	(8)
									8,500	$140,930	(9)
									15,050	$249,529	(10)

(1)	All stock awards were valued on June 30, 2009 based on a June 30, 2009 Common Stock closing price of $16.58 per share.
(2)	Represents stock option grants that were made by ADP and were converted to Broadridge stock option grants on the March 2007 spin-off date. For Messrs. Daly, Sheldon, Hogan, and Schifellite, these grants terminate 10 years from the date of grant, vest 20% per year over five years, and have their first vesting on the second anniversary of the date of grant. For Mr. Barra, these grants terminate 10 years from the date of grant, vest 20% per year over five years, and have their first vesting on the first anniversary of the date of grant.
(3)	Represents stock option grants that were made by Broadridge on June 1, 2007. These grants terminate 10 years from the date of grant, vest 20% per year over five years, and have their first vesting on the first anniversary of the date of grant.
(4)	Represents stock option grants that were made by Broadridge on February 4, 2008. These grants terminate 10 years from the date of grant, vest 20% per year over five years, and have their first vesting on the first anniversary of the date of grant.
(5)	Represents special stock option grants that were made by Broadridge on February 25, 2008. These grants terminate 10 years from the date of grant, and vested 100% four months after the grant date.
(6)	Represents special stock option grants that were made by Broadridge on April 29, 2008. These options were granted subject to stockholder approval of the amendment and restatement of the 2007 Omnibus Award Plan. Broadridge stockholders approved the amendment and restatement of the 2007 Omnibus Award Plan on November 13, 2008, and these options vested 100% on that date. These grants terminate on February 24, 2018.
(7)	Represents special stock option grants that were made by Broadridge on February 2, 2009. These grants terminate 10 years from the date of grant, and vest 33.3% per year over three years, and have their first vesting on the first anniversary of the date of grant.
(8)	Represents performance-based unvested restricted stock grants that were made by ADP and were converted to Broadridge restricted stock grants on the spin-off date. These grants fully vested on July 1, 2009.
(9)	Represents performance-based RSUs awarded by Broadridge on October 1, 2007 under the 2007 Omnibus Award Plan. These RSU awards will vest and convert to Broadridge shares on April 1, 2010, provided that pre-set financial performance goals are met over the fiscal years 2008 and 2009 performance cycle. The Named Executive Officers can earn from 0% to 150% of their stated RSU award amount in shares. Please see the section entitled “Long-Term Incentive Compensation—Completion of Performance-Based Restricted Stock Cycles” for more information on the completion of this performance cycle and the shares earned under this plan.
(10)	Represents performance-based RSUs awarded by Broadridge on October 1, 2008 under the 2007 Omnibus Award Plan. These RSU awards will vest and convert to Broadridge shares on April 1, 2011, provided that pre-set financial performance goals are met over the fiscal years 2009 and 2010 performance cycle. The Named Executive Officers can earn from 0% to 150% of their stated RSU award amount in shares.
(11)	Represents the unvested portion of a restricted stock grant that was made by ADP and converted to a Broadridge restricted stock grant on the March 2007 spin-off date. The remaining shares of this grant vest fully on January 1, 2010.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information regarding the number of Broadridge stock options that were exercised by Named Executive Officers and the number of restricted stock awards that vested during fiscal year 2009, and the subsequent value realized from the exercise or vesting of such awards. Named Executive Officers exercised stock options and became vested in their restricted stock awards as follows:

	Stock Options (1)		Restricted Stock (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard J. Daly	0	$0	40,584	$733,059
Dan Sheldon	24,569	$97,291	10,683	$196,826
John Hogan	0	$0	40,584	$733,059
Joseph Barra	0	$0	14,658	$219,438
Robert Schifellite	0	$0	9,543	$175,412

(1)	The shares shown acquired on exercise or on vesting represent shares of the Common Stock. The value realized upon the exercise of stock options equals the difference between the market price of the Common Stock on the date of exercise and the exercise price of the stock options. The value realized upon the vesting of restricted stock equals the number of shares of restricted stock multiplied by the market value of the Common Stock on the date of vesting.

PENSION BENEFITS TABLE

The following table sets forth for each Named Executive Officer certain information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement, other than our stock option and restricted stock plans.

Name	Plan Name	Number of Years of Credited Service (1) (#)	Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)
Richard J. Daly	Broadridge SORP	15.0	699,445	—
Dan Sheldon	Broadridge SORP	5.0	318,907	—
John Hogan	Broadridge SORP	14.0	949,378	—
Joseph Barra	Broadridge SORP	2.0	116,468	—
Robert Schifellite	Broadridge SORP	8.0	232,617	—

(1)	Broadridge SORP-credited service is defined as complete calendar years. Years of service recognized under the Broadridge SORP for Messrs. Daly, Sheldon, Hogan and Schifellite differ from their actual service with the Company, because they were credited with their service under ADP’s SORP (as described below). For actuarial valuation purposes, credited service is attributed through the Statement of Financial Accounting Standards measurement date.
(2)	Service credit and actuarial values are calculated as of June 30, 2009, the pension plan’s measurement date for the last fiscal year. Actuarial values are based on the RP-2000 white collar mortality table (projected to 2009), a 7.07% discount rate and a normal retirement age of 65. The method of valuation to determine the liabilities presented includes discounting the value of the respective benefits, based on service accrued through the measurement date and payable at age 65, for interest and mortality with mortality not applicable prior to the commencement of benefits.

Supplemental Officers Retirement Plan

The Company sponsors the Broadridge SORP, a traditional final average earnings plan. The SORP is available to certain executive officers of the Company, as designated by the Company. Benefits under the SORP are not subject to any maximum benefit limitations under the Code. Although benefits under the SORP are generally payable out of the general assets of the Company, on April 29, 2009, the Compensation Committee approved the establishment of a “rabbi trust,” which is intended to provide a source of funds to be contributed by the Company to assist the Company in meeting its liabilities under the SORP. For more information regarding the establishment of the “rabbi trust,” see our Current Report on Form 8-K, filed with the SEC on May 4, 2009.

The Broadridge SORP provides for a straight lifetime annuity retirement benefit payable annually equal to the product of: (a) a participant’s final five-year average pay; (b) years of service to the Company while a participant in the SORP; (c) a multiplier which equals 2% for every year of credited service up to 20 years, plus an additional 1% for every year of service in excess of 20 years; and (d) the applicable vesting percentage. The vesting schedule for the Broadridge SORP is as follows:

Credited Service	Vesting Percent
0-4	0%
5	50%
6	60%
7	70%
8	80%
9	90%
10	100%

Compensation covered under the Broadridge SORP includes base salary and annual cash incentive award (paid or deferred) and is not subject to the limitations under the Code. Equity compensation is not included in the calculation of the SORP benefit. Payments are also available in other forms of annuities.

Reduced benefits are available after age 60 using an early retirement reduction of 5% for each year the benefit commences earlier than age 65. If a participant with a vested percentage greater than 0% terminates employment with the Company prior to reaching age 60, payment of the benefit is delayed until the participant reaches age 60. In addition, the Broadridge SORP provides (i) a disability retirement benefit, generally calculated in the same manner as the retirement benefit, if a participant incurs a “disability” while employed by the Company; and (ii) if a participant dies, a spousal benefit equal to 50% of the benefit the participant would have been entitled to at death, provided the participant is at least 35 years old and the vested percentage is greater than 0%.

Messrs. Daly, Sheldon, Hogan and Schifellite are credited with the service they accrued under the ADP SORP as of the March 2007 spin-off date, but the benefits they receive under the Broadridge SORP are offset by the amount of their vested, accrued benefits payable under the ADP SORP. The amounts that are offset will continue to be the obligation of ADP.

The Broadridge SORP provides for a minimum annual age 65 benefit in any given year for Messrs. Daly and Hogan, subject to the offset for their vested accrued benefits under the ADP SORP, as follows:

Mr. Daly’s minimum benefit, subject to offset:

After Each Completed Calendar Year	The minimum age 65 benefit will be
2008	$309,348
2009	$353,674
2010	$400,184
2011 and thereafter	$435,526

Mr. Hogan’s minimum benefit, subject to offset:

After Each Completed Calendar Year	The minimum age 65 benefit will be
2008	$288,578
2009	$331,920
2010	$384,897
2011 and thereafter	$435,526

NON-QUALIFIED DEFERRED COMPENSATION

The following table provides information regarding non-qualified deferred compensation of the Named Executive Officers for fiscal year 2009.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Company Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings (losses) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Richard J. Daly	—	—	—	—	—
Dan Sheldon	—	—	—	—	—
John Hogan	—	—	—	—	—
Joseph Barra	—	—	—	—	—
Robert Schifellite	—	—	—	—	—

(1)	None of the Named Executive Officers made contributions to the Broadridge DC Plan in fiscal year 2009.
(2)	There were no Company contributions on behalf of any Named Executive Officer to the Broadridge DC Plan in fiscal year 2009.

Non-Qualified Deferred Compensation Plan

The Company maintains the Broadridge DC Plan, an unfunded, non-qualified deferred compensation plan for Named Executive Officers and other executive officers. Participants can defer up to 100% of their annual performance-based cash incentive payment into a notional account. Accounts can earn additional value over time based on either a fixed interest rate or the growth rate of the Standard & Poor’s index of 500 leading U.S. companies. The fixed interest rate is equal to the five-year U.S. Treasury bond rate at the end of the previous fiscal year, rounded to the nearest quarter-percentage point. This interest rate was set at 3.25% for fiscal year 2009, and has been set at 2.75% for fiscal year 2010. Participants elect to receive distributions of their deferrals plus any subsequent interest or investment gains upon their retirement, or on a fixed future date. Broadridge does not make any matching contributions or other contributions into the DC Plan for any of the Named Executive Officers. Plan participants who terminate employment with Broadridge prior to their elected distribution date receive a lump-sum distribution of all deferred amounts, no earlier than six months after the termination date. Distributions are subject to federal, state and local income taxes on both the principal amount and investment earnings at the ordinary income rate in the year in which such payments are made.

POTENTIAL PAYMENTS UPON A TERMINATION OR CHANGE IN CONTROL

Change in Control Severance Plan

Effective as of the time of the Company’s spin-off from ADP, we established and adopted an executive severance plan for the payment of certain benefits to executive officers, including our Named Executive Officers, upon termination of employment from Broadridge due to a change in control.

The CIC Plan provides for the following severance benefits upon a “change in control” (as defined below) and subsequent termination without “cause” or for “good reason” (as defined below) if the termination occurs within two years after a change in control:

•

Compensation: The Named Executive Officers will receive 150% of their “current total annual compensation” (generally defined as the higher of the two most recent complete calendar years’ base salary amounts, plus the average annual cash incentive earned in the last two completed calendar years).

•	Stock Option Vesting: 100% vesting of all unvested stock options.

•

Restricted Stock Vesting: 100% vesting of all unvested restricted stock where vesting restrictions would have lapsed within two years of termination. In addition, any stock that a participant would have been entitled to receive had performance goals been achieved at target in the Company’s performance-based RSU programs will be granted to the participant.

The CIC Plan provides for the following severance benefits upon a change in control and subsequent termination without “cause” or for “good reason” if the termination occurs between the second and third anniversary of the change in control:

•	Compensation: The Named Executive Officers will receive 100% of their “current total annual compensation” (as defined above).

•	Stock Option Vesting: 100% vesting of all unvested stock options that would have vested within one year after termination.

•

Restricted Stock Vesting: 100% vesting of all unvested restricted stock where vesting restrictions would have lapsed within one year of termination. In addition, any stock that a participant would have been entitled to receive within one year of termination had performance goals been achieved at target in the Company’s performance-based RSU programs will be granted to the participant.

In addition, upon a participant’s request, the Company will reduce the severance payments to avoid the imposition of the excise tax in Section 4999 of the Code.

Messrs. Daly and Hogan entered into Enhancement Agreements with the Company pursuant to which they are entitled to receive on an item-by-item basis, the greater of the benefits and payments under the Enhancement Agreements and the CIC Plan. Under the Enhancement Agreements, if a change in control occurs and Mr. Daly’s or Mr. Hogan’s employment is terminated by the Company without “cause” or they resign for “good reason” within two years after a change in control, they will receive a termination payment equal to 200% of their current total annual compensation (as defined above), or 150% of their current total annual compensation if the termination occurs between the second and third anniversary of the change in control. In addition, Messrs. Daly and Hogan are entitled to a tax equalization payment which will place them in the same after-tax position as if the excise tax in Section 4999 of the Code did not apply.

For purposes of the CIC Plan, a “change in control” generally means: (A) the acquisition of 35% or more of the total combined voting power of the Company’s then outstanding securities; (B) the merger, consolidation or other business combination of the Company, subject to certain exceptions; or (C) the sale of all or substantially all of the Company’s assets, subject to certain exceptions.

For purposes of the CIC Plan, “cause” generally means: (A) gross negligence or willful misconduct which is materially injurious to the Company monetarily or otherwise; (B) misappropriation or fraud with regard to the Company or its assets; or (C) conviction of, or the pleading of guilty or nolo contendere to, a felony involving the assets or business of the Company.

For purposes of the CIC Plan, “good reason” generally means the occurrence of any of the following events after a change in control which is not cured within 15 days after a participant provides written notice thereof: (A) material diminution in the value and importance of a participant’s position, duties, responsibilities or authority; (B) a reduction in a participant’s aggregate compensation or benefits; or (C) a failure of any successor or assign of the Company to assume in writing the obligations under the CIC Plan.

Payments Upon A Termination or Change in Control Table

The following tables set forth the payments which each of our Named Executive Officers would have received under various termination scenarios on June 30, 2009. With regard to the payments on a change in control, the amounts detailed below assume that each Named Executive Officer’s employment was terminated by the Company without “cause” or by the executive for “good reason” within the specified time period of the change in control.

Richard J. Daly

Payment Elements	Change in Control				Death ($)		Disability ($)		Voluntary Termination, or Involuntary Termination With Cause ($)		Involuntary Termination Without Cause ($)		Retirement ($)
	Within Two Years Following ($)		Between Two and Three Years Following ($)
Base Salary Payment	1,275,000	(3)	956,250	(8)	0		0		0		0		0
Annual Cash Incentive Payment	2,056,685	(3)	1,542,514	(8)	0		0		0		0		0
Stock Options	627,841	(4)	271,108	(4)	627,841	(4)	83,753	(10)	83,753	(10)	83,753	(10)(12)	83,753	(10)(12)
Restricted Shares & RSUs	2,070,295	(4)	595,504	(4)	2,070,295	(4)	0		0		0	(12)	0	(12)
Broadridge SORP (1)	817,668	(5)(6)	817,668	(5)(6)	422,466	(9)	1,529,261	(11)	817,668	(6)	817,668	(6)	817,668	(6)
Excise Tax Gross-Up (2)	0		0		0		0		0		0		0
Health Coverage	129,000	(7)	129,000	(7)	0		129,000	(7)	129,000	(7)	129,000	(7)	129,000	(7)
Other	0		0		0		0		0		0		0

Total	6,976,489		4,312,044		3,120,602		1,742,014		1,030,421		1,030,421		1,030,421

(1)	The present value of the accumulated benefit as of June 30, 2009 is $699,445. For this calculation, an active participant is assumed to continue active participation until age 65 and commence receiving benefits at age 65. Service credit and actuarial values are calculated as of June 30, 2009 (Broadridge SORP’s measurement date for the last fiscal year). Actuarial values are based on the RP-2000 white collar mortality table (projected to 2009) and a 7.07% discount rate.
(2)	Under his Enhancement Agreement, Mr. Daly is entitled to receive a tax equalization payment which would place him in the same after-tax position as if the excise tax in Section 4999 of the Code did not apply. However, based on these projected termination payments and Mr. Daly’s historical average total annual compensation, an excise tax would not be incurred.
(3)	Represents the payment of two times the sum of Mr. Daly’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(4)	Represents the sum value of all vested and unvested stock options and restricted shares, based on the June 30, 2009 Common Stock closing price of $16.58 per share. All unvested stock options and restricted shares vest upon death. All stock options vest upon termination with “cause” or for “good reason” if the termination occurs within two years from the change in control. If the termination occurs in the third year following a change in control, options that would have vested one year from termination will vest. All restricted shares that would have vested within two years of a termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs within two years following the change in control. All restricted shares that would have vested within one year of termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs in the third year following the change in control.
(5)	There are no special change in control provisions with regard to the Broadridge SORP.
(6)	A participant who terminates and is at least age 60 will commence benefits immediately. A participant who terminates but is not yet age 60 will commence receiving benefits at age 60.
(7)	Mr. Daly reached age 55 in fiscal year 2009, the minimum age necessary to qualify for executive retiree medical benefits.
(8)	Represents the payment of 1.5 times the sum of Mr. Daly’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.

(9)	The spouse of a deceased participant is assumed to be the same age as the participant and is expected to commence receiving benefits at age 60.
(10)	Represents the sum value of all vested stock options as of June 30, 2009, based on the June 30, 2009 Common Stock closing price of $16.58 per share.
(11)	A disabled participant is assumed to commence receiving unreduced benefits immediately.
(12)	With respect to the equity award grants made to participants under the Company’s equity compensation plan, these awards would continue to vest for a period of time following their “retirement.” The original vesting dates would continue to apply to the vesting that occurs after retirement. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees over age 65, and involuntary termination of employment without “cause” for employees age 60 and over. Employees between the ages of 60 and 64 who voluntarily terminate employment with the Company would not be eligible under these provisions. Based on his age, Mr. Daly would not qualify for retirement under this definition at this time. For more information regarding these equity award grant provisions, see our Current Report on Form 8-K, filed with the SEC on June 22, 2009.

Dan Sheldon

Payment Elements	Change in Control				Death ($)		Disability ($)		Voluntary Termination, or Involuntary Termination With Cause ($)		Involuntary Termination Without Cause ($)		Retirement ($)
	Within Two Years Following ($)		Between Two and Three Years Following ($)
Base Salary Payment	661,406	(2)	440,938	(6)	0		0		0		0		0
Annual Cash Incentive Payment	617,459	(2)	411,640	(6)	0		0		0		0		0
Stock Options	254,353	(3)	173,277	(3)	254,353	(3)	128,244	(8)	128,244	(8)	128,244	(8)(10)	128,244	(8)(10)
Restricted Shares & RSUs	622,098	(3)	206,769	(3)	622,098	(3)	0		0		0	(10)	0	(10)
Broadridge SORP (1)	186,405	(4)(5)	186,405	(4)(5)	96,310	(7)	880,112	(9)	186,405	(5)	186,405	(5)	186,405	(5)
Health Coverage	0		0		0		0		0		0		0
Other	0		0		0		0		0		0		0

Total	2,341,721		1,419,029		972,761		1,008,356		314,649		314,649		314,649

(1)	The present value of the accumulated benefit as of June 30, 2009 is $318,907. For this calculation, an active participant is assumed to continue active participation until age 65 and commence receiving benefits at age 65. Service credit and actuarial values are calculated as of June 30, 2009 (Broadridge SORP’s measurement date for the last fiscal year). Actuarial values are based on the RP-2000 white collar mortality table (projected to 2009) and a 7.07% discount rate.
(2)	Represents the payment of 1.5 times the sum of Mr. Sheldon’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(3)	Represents the sum value of all vested and unvested stock options and restricted shares, based on the June 30, 2009 Common Stock closing price of $16.58 per share. All unvested stock options and restricted shares vest upon death. All stock options vest upon termination with “cause” or for “good reason” if the termination occurs within two years from the change in control. If the termination occurs in the third year following a change in control, options that would have vested one year from termination will vest. All restricted shares that would have vested within two years of a termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs within two years following the change in control. All restricted shares that would have vested within one year of termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs in the third year following the change in control.
(4)	There are no special change in control provisions with regard to the Broadridge SORP.
(5)	A participant who terminates and is at least age 60 will commence benefits immediately. A participant who terminates but is not yet age 60 will commence receiving benefits at age 60.
(6)	Represents the payment of one times the sum of Mr. Sheldon’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(7)	The spouse of a deceased participant is assumed to be the same age as the participant and is expected to commence receiving benefits at age 60.
(8)	Represents the sum value of all vested stock options as of June 30, 2009, based on the June 30, 2009 Common Stock closing price of $16.58 per share.
(9)	A disabled participant is assumed to commence receiving unreduced benefits immediately.
(10)	With respect to the equity award grants made to participants under the Company’s equity compensation plan, these awards would continue to vest for a period of time following their “retirement.” The original vesting dates would continue to apply to the vesting that occurs after retirement. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees over age 65, and involuntary termination of employment without “cause” for employees age 60 and over. Employees between the ages of 60 and 64 who voluntarily terminate employment with the Company would not be eligible under these provisions. Based on his age, Mr. Sheldon would not qualify for retirement under this definition at this time. For more information regarding these equity award grant provisions, see our Current Report on Form 8-K, filed with the SEC on June 22, 2009.

John Hogan

Payment Elements	Change in Control				Death ($)		Disability ($)		Voluntary Termination, or Involuntary Termination With Cause ($)		Involuntary Termination Without Cause ($)		Retirement ($)
	Within Two Years Following ($)		Between Two and Three Years Following ($)
Base Salary Payment	1,060,000	(3)	795,000	(7)	0		0		0		0		0
Annual Cash Incentive Payment	1,323,855	(3)	992,891	(7)	0		0		0		0		0
Stock Options	368,400	(4)	184,626	(4)	368,400	(4)	83,753	(9)	83,753	(9)	359,407	(11)(12)	359,407	(11)(12)
Restricted Shares & RSUs	1,416,214	(4)	501,827	(4)	1,416,214	(4)	0		0		928,066	(11)(13)	928,066	(11)(13)
Broadridge SORP (1)	1,087,528	(5)(6)	1,087,528	(5)(6)	563,263	(8)	1,366,719	(10)	1,087,528	(6)	1,087,528	(6)	1,087,528	(6)
Excise Tax Gross-Up (2)	0		0		0		0		0		0		0
Health Coverage	64,000		64,000		0		64,000		64,000		64,000		64,000
Other	0		0		0		0		0		0		0

Total	5,319,997		3,625,872		2,347,877		1,514,472		1,235,281		2,439,001		2,439,001

(1)	The present value of the accumulated benefit as of June 30, 2009 is $949,378. For this calculation, an active participant is assumed to continue active participation until age 65 and commence receiving benefits at age 65. Service credit and actuarial values are calculated as of June 30, 2009 (Broadridge SORP’s measurement date for the last fiscal year). Actuarial values are based on RP-2000 white collar mortality table (projected to 2009) and a 7.07% discount rate.
(2)	Under his Enhancement Agreement, Mr. Hogan is entitled to receive a tax equalization payment which would place him in the same after-tax position as if the excise tax in Section 4999 of the Code did not apply. However, based on these termination payments and Mr. Hogan’s historical average total annual compensation, an excise tax would not be incurred.
(3)	Represents the payment of two times the sum of Mr. Hogan’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(4)	Represents the sum value of all vested and unvested stock options and restricted shares, based on the June 30, 2009 Common Stock closing price of $16.58 per share. All unvested stock options and restricted shares vest upon death. All stock options vest upon termination with “cause” or for “good reason” if the termination occurs within two years from the change in control. If the termination occurs in the third year following a change in control, options that would have vested one year from termination will vest. All restricted shares that would have vested within two years of a termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs within two years following the change in control. All restricted shares that would have vested within one year of termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs in the third year following the change in control.
(5)	There are no special change in control provisions with regard to the Broadridge SORP.
(6)	A participant who terminates and is at least age 60 will commence benefits immediately. A participant who terminates but is not yet age 60 will commence receiving benefits at age 60.
(7)	Represents the payment of 1.5 times the sum of Mr. Hogan’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(8)	The spouse of a deceased participant is assumed to be the same age as the participant and is expected to commence receiving benefits at age 60.
(9)	Represents the sum value of all vested stock options as of June 30, 2009 based on the June 30, 2009 Common Stock closing price of $16.58 per share.
(10)	A disabled participant is assumed to commence receiving unreduced benefits immediately.
(11)	With respect to the equity award grants made to participants under the Company’s equity compensation plan, these awards would continue to vest for a period of time following their “retirement.” The original vesting dates would continue to apply to the vesting that occurs after retirement. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees over age 65, and involuntary termination of employment without “cause” for employees age 60 and over. Employees between the ages of 60 and 64 who voluntarily terminate employment with the Company would not be eligible under these provisions. Based on his age, Mr. Hogan would not qualify for retirement if he were to voluntarily terminate employment or if the Company terminated his employment with “cause,” but he would qualify for retirement if the Company involuntarily terminated his employment without “cause.” The amounts shown in this column assume that the Company involuntarily terminated Mr. Hogan’s employment without “cause” on June 30, 2009. For more information regarding these equity award grant provisions, see our Current Report on Form 8-K, filed with the SEC on June 22, 2009.
(12)	Represents the sum value of all vested stock options as of June 30, 2009, plus the sum value of all stock options scheduled to vest over the three years following June 30, 2009 that Mr. Hogan would be eligible to receive in the event of his “retirement,” in accordance with the definition described in footnote 11, based on a June 30, 2009 closing price of the Common Stock of $16.58.
(13)	Represents the sum value of performance-based RSUs at target that Mr. Hogan would be eligible to receive in the event of his “retirement,” in accordance with the definition described in footnote 11. The final number of RSUs earned would be determined at the end of the performance cycle, based on the percentage earned by all performance-based RSU recipients for the corresponding performance cycle. Therefore, the actual earned value on all grants is indeterminate on the termination date, and for this purpose it is assumed that the target number of RSUs is earned.

Joseph Barra

Payment Elements	Change in Control				Death ($)		Disability ($)		Voluntary Termination, or Involuntary Termination With Cause ($)		Involuntary Termination Without Cause ($)		Retirement ($)
	Within Two Years Following ($)		Between Two and Three Years Following ($)
Base Salary Payment	584,328	(2)	389,552	(6)	0		0		0		0		0
Annual Cash Incentive Payment	594,968	(2)	396,646	(6)	0		0		0		0		0
Stock Options	93,235	(3)	31,075	(3)	93,235	(3)	0	(8)	0	(8)	0	(8)(10)	0	(8)(10)
Restricted Shares & RSUs	605,817	(3)	333,076	(3)	605,817	(3)	0		0		0	(10)	0	(10)
Broadridge SORP (1)	0	(4)(5)	0	(4)(5)	0	(7)	425,423	(9)	0	(5)	0	(5)	0	(5)
Health Coverage	0		0		0		0		0		0		0
Other	0		0		0		0		0		0		0

Total	1,878,348		1,150,349		699,052		425,423		0		0		0

(1)	The present value of the accumulated benefit as of June 30, 2009 is $116,468. For this calculation, an active participant is assumed to continue active participation until age 65 and commence receiving benefits at age 65. Service credit and actuarial values are calculated as of June 30, 2009 (Broadridge SORP’s measurement date for the last fiscal year). Actuarial values are based on the RP-2000 white collar mortality table (projected to 2009) and a 7.07% discount rate.
(2)	Represents the payment of 1.5 times the sum of Mr. Barra’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(3)	Represents the sum value of all vested and unvested stock options and restricted shares, based on the June 30, 2009 Common Stock closing price of $16.58 per share. All unvested stock options and restricted shares vest upon death. All stock options vest upon termination with “cause” or for “good reason” if the termination occurs within two years from the change in control. If the termination occurs in the third year following a change in control, options that would have vested one year from termination will vest. All restricted shares that would have vested within two years of a termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs within two years following the change in control. All restricted shares that would have vested within one year of termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs in the third year following the change in control.
(4)	There are no special change in control provisions with regard to the Broadridge SORP.
(5)	A participant who terminates and is at least age 60 will commence benefits immediately. A participant who terminates but is not yet age 60 will commence receiving benefits at age 60.
(6)	Represents the payment of one times the sum of Mr. Barra’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(7)	The spouse of a deceased participant is assumed to be the same age as the participant and is expected to commence receiving benefits at age 60.
(8)	Represents the sum value of all vested stock options as of June 30, 2009, based on the June 30, 2009 Common Stock closing price of $16.58 per share.
(9)	A disabled participant is assumed to commence receiving unreduced benefits immediately.
(10)	With respect to the equity award grants made to participants under the Company’s equity compensation plan, these awards would continue to vest for a period of time following their “retirement.” The original vesting dates would continue to apply to the vesting that occurs after retirement. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees over age 65, and involuntary termination of employment without “cause” for employees age 60 and over. Employees between the ages of 60 and 64 who voluntarily terminate employment with the Company would not be eligible under these provisions. Based on his age, Mr. Barra would not qualify for retirement under this definition at this time. For more information regarding these equity award grant provisions, see our Current Report on Form 8-K, filed with the SEC on June 22, 2009.

Robert Schifellite

Payment Elements	Change in Control				Death ($)		Disability ($)		Voluntary Termination, or Involuntary Termination With Cause ($)		Involuntary Termination Without Cause ($)		Retirement ($)
	Within Two Years Following ($)		Between Two and Three Years Following ($)
Base Salary Payment	517,575	(2)	345,050	(6)	0		0		0		0		0
Annual Cash Incentive Payment	453,953	(2)	302,636	(6)	0		0		0		0		0
Stock Options	150,920	(3)	80,654	(3)	150,920	(3)	41,027	(7)	41,027	(7)	41,027	(7)(10)	41,027	(7)(10)
Restricted Shares & RSUs	405,945	(3)	156,416	(3)	405,945	(3)	0		0		0	(10)	0	(10)
Broadridge SORP (1)	217,548	(4)(5)	217,548	(4)(5)	112,401	(8)	771,683	(9)	217,548	(5)	217,548	(5)	217,548	(5)
Health Coverage	0		0		0		0		0		0		0
Other	0		0		0		0		0		0		0

Total	1,745,941		1,102,304		669,266		812,710		258,575		258,575		258,575

(1)	The present value of the accumulated benefit as of June 30, 2009 is $232,617. For this calculation, an active participant is assumed to continue active participation until age 65 and commence receiving benefits at age 65. Service credit and actuarial values are calculated as of June 30, 2009 (Broadridge SORP’s measurement date for the last fiscal year). Actuarial values are based on the RP-2000 white collar mortality table (projected to 2009) and a 7.07% discount rate.
(2)	Represents the payment of 1.5 times the sum of Mr. Schifellite’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(3)	Represents the sum value of all vested and unvested stock options and restricted shares, based on the June 30, 2009 Common Stock closing price of $16.58 per share. All unvested stock options and restricted shares vest upon death. All stock options vest upon termination with “cause” or for “good reason” if the termination occurs within two years from the change in control. If the termination occurs in the third year following a change in control, options that would have vested one year from termination will vest. All restricted shares that would have vested within two years of a termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs within two years following the change in control. All restricted shares that would have vested within one year of termination with “cause” or for “good reason” vest upon termination following a change in control if the termination occurs in the third year following the change in control.
(4)	There are no special change in control provisions with regard to the Broadridge SORP.
(5)	A participant who terminates and is at least age 60 will commence benefits immediately. A participant who terminates but is not yet age 60 will commence receiving benefits at age 60.
(6)	Represents the payment of one times the sum of Mr. Schifellite’s calendar year 2008 base salary (the higher of calendar year 2007 and calendar year 2008, the two most recent completed calendar years) plus the average of the annual cash incentive paid in calendar years 2007 and 2008.
(7)	Represents the sum value of all vested stock options as of June 30, 2009, based on the June 30, 2009 Common Stock closing price of $16.58 per share.
(8)	The spouse of a deceased participant is assumed to be the same age as the participant and is expected to commence receiving benefits at age 60.
(9)	A disabled participant is assumed to commence receiving unreduced benefits immediately.
(10)	With respect to the equity award grants made to participants under the Company’s equity compensation plan, these awards would continue to vest for a period of time following their “retirement.” The original vesting dates would continue to apply to the vesting that occurs after retirement. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees over age 65, and involuntary termination of employment without “cause” for employees age 60 and over. Employees between the ages of 60 and 64 who voluntarily terminate employment with the Company would not be eligible under these provisions. Based on his age, Mr. Schifellite would not qualify for retirement under this definition at this time. For more information regarding these equity award grant provisions, see our Current Report on Form 8-K, filed with the SEC on June 22, 2009.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Audit Committee charter provides that the primary purpose of the Committee is to assist the Board in overseeing (i) the Company’s systems of internal controls regarding finance, accounting, legal and regulatory compliance; (ii) the Company’s auditing, accounting and financial reporting processes generally; (iii) the Company’s financial statements and other financial information provided by the Company to its stockholders and the public; (iv) the Company’s compliance with legal and regulatory requirements; and (v) the performance of the Company’s Internal Audit Department and independent auditors. The charter is available on the Company’s website at www.broadridge-ir.com.

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with the Company’s management. Based on the Audit Committee’s review of the audited financial statements as of and for the fiscal year ended June 30, 2009, and its discussions with management regarding such audited financial statements and management’s assessment of the effectiveness of the Company’s system of internal control over financial reporting, its receipt of written disclosures and the statement from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), its discussions with the independent registered public accountants regarding such auditor’s independence, the matters required to be discussed by the Statement on Auditing Standards 61, as amended (Communication with Audit Committees, AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, its discussions with the independent registered public accountants regarding their opinion on the effectiveness of the Company’s system of internal control over financial reporting and on the Company’s system of internal control over financial reporting, and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the fiscal year ended June 30, 2009, be included in the Company’s Annual Report on Form 10-K for such fiscal year.

In the performance of its oversight duties and responsibilities, during the fiscal year ended June 30, 2009, the Audit Committee also reviewed the financial statements contained in the Company’s Quarterly Reports on Form 10-Q with both management and the Company’s independent registered public accountants; reviewed and approved the Company’s quarterly earnings releases; reviewed periodic reports from management covering changes, if any, in accounting policies, procedures and disclosures, and the status of management’s assessment of the effectiveness of internal control over financial reporting to ensure compliance with Section 404 of the Sarbanes-Oxley Act of 2002; and reviewed and discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures (including management’s risk assessment and risk management policies).

Audit Committee of the Board of Directors

Richard J. Haviland, Chairman

Leslie A. Brun

Alexandra Lebenthal

Alan J. Weber

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors is required by law and applicable NYSE rules to be directly responsible for the appointment, compensation and retention of the Company’s independent registered public accountants. The Audit Committee has appointed Deloitte & Touche LLP as the independent registered public accountants for the fiscal year ending June 30, 2010. While stockholder ratification is not required by the Company’s By-laws or otherwise, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as part of good corporate governance practices. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Fees Billed to the Company by Deloitte & Touche LLP During Fiscal Years Ended 2009 and 2008

Audit Fees. Audit fees (including expenses) billed to the Company by Deloitte & Touche LLP were $3,583,000 in fiscal year 2009, and $3,639,000 in fiscal year 2008. Audit fees for fiscal year 2009 were reduced from fiscal year 2008 as audit efficiencies were achieved in several areas which were partially offset by additional procedures required for acquisitions made during fiscal year 2009. Audit fees include professional services for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K and review of financial statements included in its Quarterly Reports on Form 10-Q, services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings performed by Deloitte & Touche LLP to comply with generally accepted auditing standards, as well as the fees for the audit of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees also included fees for statutory audits performed on the Company’s operations located outside the U.S.

Audit-Related Fees. Audit-related fees (including expenses) billed to the Company by Deloitte & Touche LLP were $1,850,000 in fiscal year 2009, and $1,494,000 in fiscal year 2008. The increase in audit-related fees was due to additional engagements involving tests of operating effectiveness with respect to vote processing operations and the expansion of scope of an operational effectiveness engagement dealing with securities clearing outsourcing. For the fiscal years ended June 30, 2009 and June 30, 2008, audit-related fees include fees paid to Deloitte & Touche LLP for reports on controls placed in operation and tests of operating effectiveness for the services the Company performs for its clients referred to as SAS 70 reports, and reviews of compliance to performance criteria established by the Company for the services the Company performs for its clients.

Tax Fees. Tax fees (including expenses) billed to the Company by Deloitte & Touche LLP were $157,000 in fiscal year 2009, and $158,000 in fiscal year 2008. Fiscal year ended June 30, 2008 tax fees include fees paid to Deloitte & Touche LLP for general tax services including review and preparation of tax returns, consulting services with respect to claims for refund and consulting services with respect to the Company’s operations located outside the U.S.

All Other Fees. Deloitte & Touche LLP did not provide any services not described above in fiscal years 2009 and 2008.

The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of the Company’s public accountants. The Audit Committee pre-approved all such audit and non-audit services by our independent registered public accountants during the fiscal year ended June 30, 2009.

The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent registered public accountants. The Audit Committee will annually review and pre-approve the audit, review and attest services to be provided during the next audit cycle by the independent registered public accountants and may annually review and pre-approve permitted non-audit services to be provided during the next audit cycle by the independent registered public accountants. To the extent practicable, the Audit Committee will also review and approve a budget for such services. Services proposed to be provided by the independent registered public accountants that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee. All requests or applications for the independent registered public accountants to provide services to the Company shall be submitted to the Audit Committee or its designated subcommittee by the Chief Financial Officer or Controller and must address whether, in his or her view, the request or application is consistent with applicable laws, rules and regulations relating to auditor independence.

Representatives of Deloitte & Touche LLP are expected to be present at the 2009 Annual Meeting, with an opportunity to make a statement should they choose to do so, and to be available to respond to questions, as appropriate.

Required Vote

The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants will require the affirmative vote of a majority of the votes cast at the 2009 Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO AUDIT THE COMPANY’S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING JUNE 30, 2010

PROPOSAL 3—APPROVAL OF THE AMENDMENT OF OUR 2007 OMNIBUS AWARD PLAN

Description of the Proposed Amendment

We maintain our 2007 Omnibus Award Plan for the benefit of eligible employees, directors and consultants of the Company and its affiliates. The 2007 Omnibus Award Plan was amended and restated by the Board of Directors on August 4, 2008, and approved by our stockholders on November 13, 2008. The proposed amendment of the 2007 Omnibus Award Plan was unanimously approved by the Board of Directors on August 4, 2009, subject to stockholder approval. The proposed amendment provides for an increase in the aggregate number of shares of our Common Stock issuable under the 2007 Omnibus Award Plan by 2,500,000 shares, from 26,700,000 shares to a total of 29,200,000 shares; provided, however, that only 6,942,000 shares of this aggregate limit may be used for awards that are “Whole Share Awards.” “Whole Share Awards” are awards such as restricted stock, RSUs and stock bonus awards and do not include “Appreciation Awards” such as stock options and SARs that are based on the appreciation in the value of the Company’s Common Stock. The proposed amendment increases the limit on Whole Share Awards by 1,500,000 shares, from 5,442,000 shares to 6,942,000 shares. As of June 30, 2009, the 29,200,000 share limit on Awards (Whole Share Awards and Appreciation Awards) represents: (i) 2,485,202 shares that are available under the 2007 Omnibus Award Plan; (ii) 1,248,862 shares of previously granted vested awards under the 2007 Omnibus Award Plan; (iii) 1,815,272 shares of previously granted Appreciation Awards that have been exercised; (iv) 2,491,512 shares of unvested previously granted Whole Share Awards under the 2007 Omnibus Award Plan; (v) 18,659,152 shares of unexercised previously granted Appreciation Awards under the 2007 Omnibus Award Plan; and (vi) an additional 2,500,000 shares.

This increase of 2,500,000 shares in the aggregate share limit represents approximately 1.8% of the outstanding shares of Common Stock of the Company as of the Record Date of September 21, 2009. The Board believes that it is desirable to increase the total number of shares available under the 2007 Omnibus Award Plan in order to attract, motivate and retain employees, directors, and consultants of the Company and its affiliates because the current share reserve under the 2007 Omnibus Award Plan is expected to be fully utilized in the near term.

In addition to the foregoing, we are asking the stockholders of the Company to approve an amendment to Section 12(a) of the 2007 Omnibus Award Plan to exclude Appreciation Awards from eligibility to receive dividend equivalent rights or other protections with respect to the Common Stock underlying those Appreciation Awards.

If the requisite stockholder approval of the amendment of the 2007 Omnibus Award Plan is not obtained, the amendment to the 2007 Omnibus Award Plan will not take effect. If such approval is not obtained, the Company may continue to grant awards under the 2007 Omnibus Award Plan in accordance with its terms and the current share reserve thereunder.

The following description of the 2007 Omnibus Award Plan, as amended, is a summary of its principal provisions and is qualified in its entirety by reference to the 2007 Omnibus Award Plan attached hereto as Appendix B.

Description of the 2007 Omnibus Award Plan

Purpose. The purpose of the 2007 Omnibus Award Plan is to provide a means through which the Company and its affiliates may attract able persons to enter and remain in the employ of, or other service with, the Company and its affiliates and to provide a means whereby employees, directors and consultants of the Company and its affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its affiliates and promoting an identity of interest between stockholders and these persons.

Administration. The 2007 Omnibus Award Plan is administered and interpreted by a committee of at least two people as the Board may appoint (the “Committee”) or, if no such committee has been appointed by the Board, the Board. Currently, the Compensation Committee of the Board serves as the Committee under the 2007 Omnibus Award Plan. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee is intended to be, to the extent applicable, a (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation; (ii) an “outside director” within the meaning of Section 162(m) of the Code, and the Treasury regulations promulgated thereunder; and (iii) an “independent director” under the NYSE rules. However, the fact that a Committee member shall fail to qualify as a “non-employee director” or an “outside director” under Rule 16b-3 or Section 162(m), respectively, will not invalidate any award granted by the Committee if the award is otherwise validly granted under the 2007 Omnibus Award Plan.

The Committee has the full authority to select those individuals eligible to receive awards, to determine the type of awards to be granted, the number of shares of Common Stock to be covered by each award, the terms and conditions of each award and to make any other determination and take any other action that the Committee deems necessary and desirable for the administration of the 2007 Omnibus Award Plan. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the 2007 Omnibus Award Plan.

Shares Subject to the 2007 Omnibus Award Plan. The maximum number of shares of Common Stock in respect of an award that may be granted under the 2007 Omnibus Award Plan is 29,200,000 shares of Common Stock; provided, however, that only 6,942,000 shares of this aggregate limit may be used for Whole Share Awards. In general, if awards under the 2007 Omnibus Award Plan expire, terminate or are canceled for any reason without the participant having received a benefit therefrom, the shares covered by such awards will again be available under the 2007 Omnibus Award Plan.

The maximum number of shares of Common Stock subject to stock options or SARs or restricted stock, RSUs or stock bonus awards that are performance compensation awards is 850,000 shares of Common Stock per calendar year, provided that the maximum number of shares of stock for all types of awards does not exceed 850,000 shares per calendar year. If a SAR is granted in connection with a stock option, it will apply against the participant’s individual share limits for both SARs and stock options. The maximum amount that can be paid in any calendar year to any participant pursuant to a cash bonus award is $3,000,000. There are no individual share limitations with respect to restricted stock, RSUs or stock bonus awards that are not intended to comply with the requirements of Section 162(m) of the Code. To the extent that shares of Common Stock available for awards for a participant are not used during the calendar year, the stock available for such awards to such participant will automatically increase in the subsequent calendar years during the term of the 2007 Omnibus Award Plan until used.

The 2007 Omnibus Award Plan requires that the Committee appropriately adjust the individual maximum share limitations described in the immediately preceding paragraph, the aggregate number of shares of Common Stock available for the grant of awards and the number, price or kind of stock or other consideration subject to an award to reflect any change in the outstanding stock, the Company’s capital structure by reason of certain corporate transactions or events or in applicable laws or circumstances which results in any substantial dilution or enlargement of a participant’s rights.

Eligibility. Participation in the 2007 Omnibus Award Plan is limited to eligible employees, directors and consultants of the Company and its affiliates who have entered into an award agreement or who are designated to participate in the 2007 Omnibus Award Plan by the Committee.

Types of Awards. The 2007 Omnibus Award Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options (only to eligible employees) and non-qualified stock options; (ii) SARs; (iii) restricted stock and RSUs; (iv) phantom stock awards; (v) stock bonus awards; and (vi) performance compensation awards.

Stock Options. The Committee may grant non-qualified stock options and incentive stock options (only to eligible employees) to purchase shares of our Common Stock. The Committee will determine the number of shares subject to the option, the term of the option (which shall not exceed 10 years or five years in the case of an incentive stock option granted to a 10% stockholder), the exercise price, the vesting schedule (if any) and other material terms of each option. No stock option may have an exercise price less than the “fair market value” (as defined in the 2007 Omnibus Award Plan) of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant. The exercise price upon exercise may be paid: (i) in cash, check, cash equivalent or shares of Common Stock; (ii) in the discretion of the Committee and to the extent permitted by law, in other property having a fair market value on the exercise date equal to the exercise price, by means of “net exercise” or through the delivery of irrevocable instructions to a stockbroker to deliver the Company an amount equal to the exercise price; or (iii) by such other method as the Committee may allow.

SARs. The Committee may grant SARs either in connection with a stock option (a “Tandem SAR”) or independent of a stock option (a “Non-Tandem SAR”). A SAR is a right to receive a payment in Common Stock, equal in value to the excess, if any, of the fair market value of one share of Common Stock on the date of exercise over the strike price. The strike price per share covered by a SAR will be the per share exercise price of the related stock option in the case of a Tandem SAR and will be the per share fair market value of Common Stock on the date of the grant in the case of a Non-Tandem SAR.

Restricted Stock and RSUs. The Committee may award shares of restricted stock and RSUs. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. At the discretion of the Committee as provided in an award agreement, the payment of dividends may be either currently paid or withheld for a participant’s account.

An RSU represents the right to receive one share of Common Stock for each vested RSU, provided that the Committee may, in its sole discretion, elect to pay cash or part cash and part shares for vested RSUs. At the discretion of the Committee, each RSU may be credited with cash and stock dividends paid with respect to the shares of Common Stock underlying the RSUs which may be currently paid or withheld for a participant’s account in a manner intended to comply with Section 409A of the Code.

Recipients of restricted stock and RSUs are required to enter into an award agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse. The Committee may remove any or all of such restrictions at any time. If the grant of restricted stock or RSUs or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each participant the length of the performance period and the applicable performance goals and formulae within 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code). The performance goals for performance-based restricted stock and RSUs will be based on one or more of the objective criteria set forth in the 2007 Omnibus Award Plan and discussed in general below.

Stock Bonus Awards. The Committee may issue unrestricted stock or other awards denominated in stock, alone or in tandem with other awards under the 2007 Omnibus Award Plan. A stock bonus award under the 2007 Omnibus Award Plan may be granted as, or in payment of, a bonus or to provide incentives or recognize special achievements or contributions. The Committee will determine the terms and conditions of any such awards, which may include the achievement of certain performance goals for purposes of compliance with Section 162(m) of the Code. The performance goals for such stock bonus awards will be based on one or more of the objective criteria set forth in the 2007 Omnibus Award Plan and discussed in general below.

Performance Compensation Awards. The Committee, at the time of grant, may designate an award (other than stock options and SARs granted with an exercise price or grant price, as the case may be, equal to or greater than the fair market value per share of Common Stock on the date of grant) as a performance compensation award in order to qualify such award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee may make an award of a cash bonus and designate such award as “performance-based compensation” under Section 162(m) of the Code. The grant of a performance compensation award will specify one or more performance goals to meet within a specified period determined by the Committee at the time of grant. The performance goals for performance compensation awards will be based on one or more of the objective criteria set forth in the 2007 Omnibus Award Plan and discussed in general below. A participant is eligible to receive payment in respect of a performance compensation award if, by the end of the performance period, the recipient has achieved the specified performance goals and the award has been earned in accordance with the performance formula. To the extent earned, the performance compensation award will be paid to the participant at the time and in the manner determined by the Committee in cash, shares of our Common Stock or a combination thereof.

Performance Goals. If the awards are intended to comply with Section 162(m) of the Code, the performance goals will be based on one or more of the following criteria as they relate to Company-wide objectives or those of an affiliate, a subsidiary, division, department or function of the Company or an affiliate: (i) earnings per share; (ii) stock price; (iii) stockholder return; (iv) return on investment; (v) return on capital; (vi) earnings before interest, taxes, depreciation and/or amortization; (vii) income before taxes and extraordinary items; (viii) gross or net profits; (ix) gross or net revenues; (x) net earnings or net income (before or after taxes); (xi) operating income; (xii) operating profit or net operating profit (before or after taxes); (xiii) return measures; (xiv) cash flow; (xv) gross or operating margins; (xvi) fair market value of the shares of the Company’s Common Stock; (xvii) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (xviii) productivity ratios; (xix) expense targets; (xx) margins; (xxi) operating efficiency; (xxii) objective measures of customer satisfaction; (xxiii) cost reductions or savings; (xxiv) market share; (xxv) working capital targets; (xxvi) measures of economic value added; (xxvii) sales; (xxviii) enterprise value; (xxix) client retention; (xxx) competitive market metrics; (xxxi) employee retention; (xxxii) timely completion of new product rollouts; or (xxxiii) any combination of the foregoing.

To the extent permitted by law, the Committee may also adjust or modify the calculation of a performance goal for a specified performance period in order to prevent the dilution or enlargement of the participant’s rights based on certain events specified in the 2007 Omnibus Award Plan, including for example, extraordinary, non-recurring items.

Change in Control. The Committee may provide in an award agreement that upon a “change in control” (as defined in the 2007 Omnibus Award Plan): (i) all stock options and SARs will become immediately exercisable with respect to 100% of the shares subject to the stock options or SARs and/or the restricted period will expire immediately with respect to 100% of shares of restricted stock or RSUs (including the waiver of any performance goals); and (ii) all incomplete performance periods end on the date of a change in control and the Committee will determine the extent to which the performance goals have been met and will cause the payment of awards based on the participant’s actual achievement of the performance goals through such date and the settlement of previously deferred awards in a manner that complies with Section 409A of the Code. In addition, the Committee may, with 10 days’ advance notice, cancel outstanding awards in exchange for a payment in cash, stock or a combination thereof or cancel awards without payment if the price per share of Common Stock received by stockholders in connection with the change in control is less than the fair market value of the award on the grant date.

Transferability. Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may permit awards (other than incentive stock options) to be transferred to certain permitted transferees set forth in the 2007 Omnibus Award Plan, subject to certain conditions.

Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the 2007 Omnibus Award Plan or any portion thereof at any time, except that no such amendment, alteration, suspension, discontinuance or termination may: (i) impair the rights of any participant without the participant’s consent; or (ii) be made without stockholder approval to the extent such approval is necessary to comply with any tax or regulatory requirement applicable to the 2007 Omnibus Award Plan. Awards under the 2007 Omnibus Award Plan may not be made on or after August 4, 2018, provided that administration of the 2007 Omnibus Award Plan will continue in effect until all matters relating to awards previously granted have been settled. Awards that are intended to be “performance-based” under Section 162(m) of the Code will not be made after the fifth anniversary of the date of the last stockholder approval of the performance goals in the 2007 Omnibus Award Plan (i.e., November 13, 2013).

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to stock options granted pursuant to the 2007 Omnibus Award Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

Incentive Stock Options. Options granted under the 2007 Omnibus Award Plan may be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to us. The sale of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price and will not result in a tax deduction to us. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted; or (ii) within one year after the date of exercise.

If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers, the date that sale of such stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price; or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee’s holding period for the disposed stock. We generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

The 2007 Omnibus Award Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock. In general, an optionee’s transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

Non-Qualified Stock Options. An optionee will realize no taxable income at the time he or she is granted a non-qualified stock option. Such conclusion is predicated on the assumption that, under existing U.S. Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a non-qualified stock option is exercised, provided the Common Stock issued is not restricted stock. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise price. The optionee’s holding period with respect to the shares acquired will begin on the date of exercise.

The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee’s holding period for the stock disposed of. If the Common Stock issued is restricted stock, different rules may apply. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), we generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option.

Certain Other Tax Issues. In addition, (i) any of our officers subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1 million limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by us; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

In general, Section 162(m) of the Code denies a publicly-held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and certain of its other named executive officers, subject to certain exceptions. Options and SARs will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options and SARs may be granted to any employee during a specified period and the plan under which the options and SARs are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 2007 Omnibus Award Plan is intended to satisfy these requirements with respect to options, SARs and certain performance awards. Depending on the structure of an award, awards of restricted stock, RSUs and certain other awards under the 2007 Omnibus Award Plan may not satisfy the exception for performance-based compensation under Section 162(m) of the Code.

The 2007 Omnibus Award Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2007 Omnibus Award Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

New 2007 Omnibus Award Plan Benefits

During the fiscal year ended June 30, 2009, the following awards were granted under the 2007 Omnibus Award Plan to Named Executive Officers serving at June 30, 2009, all executive officers as a group, non-employee directors as a group, and all other employees, respectively:

Name and Position	Number of Shares Underlying Options/SARs		Weighted-Average Exercise Price of Options/SARs	Number of Shares Underlying Restricted Stock, RSUs or Performance Compensation Awards
Richard J. Daly Chief Executive Officer	894,100	(1)	$18.45	96,320
Dan Sheldon Corporate Vice President, Chief Financial Officer	92,450	(1)	$15.55	26,739
John Hogan President and Chief Operating Officer	427,900	(1)	$18.26	62,520
Joseph Barra Corporate Vice President, Clearing and Outsourcing Solutions	66,125		$15.17	17,217
Robert Schifellite Corporate Vice President, Investor Communication Solutions	74,750		$15.17	16,585
All Executive Officers as a Group	1,923,300		$17.39	290,069
Non-Employee Directors as a Group	67,200		$17.66	0
Non-Executive Officer Employees as a Group	48,400		$13.79	1,199,826

(1)	Includes special stock options granted by the Compensation Committee on April 28, 2009 under the 2007 Omnibus Award Plan, which were granted subject to stockholder approval of the amendment and restatement of the 2007 Omnibus Award Plan. Broadridge stockholders approved the amendment and restatement of the 2007 Omnibus Award Plan on November 13, 2008. The amounts of these special stock option grants to each Named Executive Officer were: Mr. Daly, 514,000 options; Mr. Sheldon, 6,200 options; and Mr. Hogan, 232,400 options. Please see the section entitled “Long-Term Incentive Compensation—Special Stock Option Grants” for more information on these grants.

Future Plan Awards. The terms and number of options or other awards to be granted in the future under the 2007 Omnibus Award Plan are to be determined in the discretion of the Compensation Committee. Since no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to the Company’s Named Executive Officers, executive officers as a group, non-employee directors as a group, and all other employees cannot be determined at this time.

Equity Compensation Plan Information

The following table sets forth, as of June 30, 2009, certain information related to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	18,659,152	(2)	$18.86	(3)	2,485,202	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	18,659,152		$18.86		2,485,202

(1)	The 2007 Omnibus Award Plan was originally adopted by ADP prior to the spin-off and was amended and restated by Broadridge effective August 4, 2008.
(2)	This amount consists of stock options which have an average remaining term as of June 30, 2009 of 5.13 years. This amount does not include outstanding unvested Whole Share Awards of: (i) 1,958,112 time-based restricted shares with a weighted-average grant price of $16.35 per share; and (ii) 533,400 performance-based restricted shares with a weighted-average grant price of $15.72 per share. In addition, from the time of the spin-off from ADP and as of June 30, 2009, 1,815,272 stock options have been exercised and 1,248,862 shares of restricted stock have vested.
(3)	This price is calculated without taking into account the shares of Common Stock subject to outstanding restricted stock grants that become issuable as those shares vest, without any cash consideration or other payment required for such shares.
(4)	This amount includes 783,576 shares that can only be issued as Appreciation Awards such as stock options and SARs, and 1,701,626 shares that can be issued as either Appreciation Awards or Whole Share Awards such as restricted shares and RSUs.

Required Vote

The proposal to approve the amendment of the 2007 Omnibus Award Plan will require the affirmative vote of a majority of the votes cast at the 2009 Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE AMENDMENT OF

OUR 2007 OMNIBUS AWARD PLAN

OTHER MATTERS

Management of the Company is not aware of other matters to be presented for action at the 2009 Annual Meeting. However, if other matters are presented, it is the intention of the persons designated as the Company’s proxies to vote in accordance with their judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10 percent of the Company’s Common Stock to file initial reports of ownership and changes in ownership with the SEC. To the Company’s knowledge, with respect to the fiscal year ended June 30, 2009, all applicable filings were timely made, except that due to a clerical error, Adam D. Amsterdam, Joseph Barra, J. Peter Benzie, Richard Berke, Richard J. Daly, Douglas R. DeSchutter, John Hogan, Robert F. Kalenka, Charles J. Marchesani, Gerard F. Scavelli, Robert Schifellite, and Dan Sheldon filed late Forms 4 related to the acquisition of Common Shares upon the conversion of earned RSUs into restricted stock on September 22, 2008.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Stockholder proposals intended to be included in the proxy statement relating to the Company’s 2010 Annual Meeting pursuant to Rule 14a-8 (“Rule 14a-8”) under the Exchange Act must be received by the Corporate Secretary of the Company no later than June 11, 2010, and must otherwise comply with Rule 14a-8.

Any stockholder proposals received outside of the Rule 14a-8 procedure for consideration at the Company’s 2010 Annual Meeting must be delivered to the Corporate Secretary of the Company no later than August 10, 2010, but no earlier than June 1, 2010. If such timely notice of a stockholder proposal is not given, the proposal may not be brought before the 2010 Annual Meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal, if presented at the 2010 Annual Meeting.

Stockholder proposals for nominees for directors must comply with the procedures set forth in Section 2.12 of the Company’s Amended and Restated By-laws, as set forth on Appendix A to this Proxy Statement, and may be excluded if the exclusion is permitted by Rule 14a-8.

In addition to complying with the foregoing procedures, any stockholder nominating a director must comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

HOUSEHOLDING

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Broadridge stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain registered stockholders who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you are a registered stockholder and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-800-542-1061, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder, information regarding householding of proxy materials should have been forwarded to you by your bank or broker. Registered stockholders are those stockholders who maintain shares under their own names. Beneficial stockholders are those stockholders who have their shares deposited with a bank or brokerage firm.

However, please note that if you want to receive a paper proxy card or vote instruction form or other proxy materials for purposes of this year’s Meeting, you should follow the instructions included in the Notice of Internet Availability that was sent to you.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you receive your proxy materials by mail, we encourage you to elect to receive future copies of proxy statements and annual reports by e-mail. To enroll in the online program, go to www.broadridge-ir.com, click on Stockholder Electronic Delivery and follow the enrollment instructions. Upon completion of enrollment, you will receive an e-mail confirming the election to use the electronic delivery services. The enrollment in the online program will remain in effect for as long as your brokerage account is active or until enrollment is cancelled. Enrolling to receive proxy materials online will save Broadridge the cost of printing and mailing documents, as well as help preserve our natural resources.

Your vote is important. Please sign, date, and return your proxy card by mail, or submit your proxy over the Internet or by telephone promptly.

By Order of the Board of Directors

Adam D. Amsterdam

Secretary

Lake Success, New York

October 9, 2009

APPENDIX A

Broadridge Financial Solutions, Inc.

Amended and Restated By-laws Section 2.12

2.12. CONDUCT OF MEETINGS; PROCEDURES.

(a) Unless otherwise determined by the Board, at each meeting of Stockholders, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the CEO, or in the absence of the CEO, the President, or in the absence of the President, a corporate Vice President, and in case more than one corporate Vice President shall be present, that corporate Vice President designated by the Board (or in the absence of any such designation, the most senior corporate Vice President, based on time served in such office, present), shall act as chair of the meeting. The Secretary, or in his or her absence one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chair or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

(b) Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board may be made at an annual meeting or special meeting of Stockholders only (i) by or at the direction of the Board, (ii) by any nominating committee designated by the Board or (iii) by any Stockholder of the Corporation who was a Stockholder of record of the Corporation at the time the notice provided for in this Section 2.12 is delivered to the Secretary, who is entitled to vote for the election of Directors at the meeting and who complies with the applicable provisions of Section 2.12(d) hereof (persons nominated in accordance with (iii) above are referred to herein as “STOCKHOLDER NOMINEES”).

(c) At any annual meeting of Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting of Stockholders, (i) business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before the meeting by a Stockholder who was a Stockholder of record of the Corporation at the time the notice provided for in this Section 2.12 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the applicable provisions of Section 2.12(d) hereof (business brought before the meeting in accordance with (iii) above is referred to as “STOCKHOLDER BUSINESS”).

(d) In addition to any other applicable requirements, (i) all nominations of Stockholder nominees must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the “NOTICE OF NOMINATION”) and (ii) all proposals of Stockholder business must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the “NOTICE OF BUSINESS”). To be timely, the Notice of Nomination or the Notice of Business, as the case may be, must be delivered personally to, or mailed to, and received at the Office of the Corporation, addressed to the attention of the Secretary, (x) in the case of the nomination of a person for election to the Board, or business to be conducted, at an annual meeting of Stockholders, not less than sixty (60) days nor more than one hundred and thirty (130) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year’s annual meeting of Stockholders, or (y) in the case of the nomination of a person for election to the Board at a special meeting of Stockholders, not less than the later of (A) ninety (90) nor more than one hundred and thirty (130) days prior to such special meeting or (B) the tenth (10th) day following the day on which the notice of such special meeting was made by mail or Public Disclosure (as defined in Section 2.12(h)); PROVIDED, HOWEVER, that in the event the annual meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the prior year’s annual meeting of Stockholders or if no annual meeting was held during the prior year, notice by the Stockholder to be timely must be received (I) no earlier than one hundred and thirty (130) days prior to such annual meeting and no later than ninety (90) days prior to such annual meeting or (II) no later than ten (10) days following the day the notice of such annual meeting was made by mail or Public Disclosure. In no event shall the public disclosure of an adjournment or postponement of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination or Notice of Business, as applicable.

(e) The Notice of Nomination shall set forth (i) the name and record address of the Stockholder and/or beneficial owner proposing to make nominations, as they appear on the Corporation’s books, (ii) the class and number of shares of stock held of record and beneficially by such Stockholder and/or such beneficial owner, (iii) a representation that the Stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (iv) all information regarding each Stockholder nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14 of the Exchange Act, and the written consent of each such Stockholder nominee to being named in a proxy statement as a nominee and to serve if elected and (v) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such nominations were a participant in a solicitation subject to Section 14 of the Exchange Act or any successor statute thereto. The Corporation may require any Stockholder nominee to furnish such other information as it may reasonably require to determine the eligibility of such Stockholder nominee to serve as a Director. The chair of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed nomination of a Stockholder nominee was not made in accordance with the foregoing procedures and, if such chair should so determine, such chair shall so declare to the meeting and the defective nomination shall be disregarded.

(f) The Notice of Business shall set forth (i) the name and record address of the Stockholder and/or beneficial owner proposing such Stockholder business, as they appear on the Corporation’s books, (ii) the class and number of shares of stock held of record and beneficially by such Stockholder and/or such beneficial owner, (iii) a representation that the Stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such business, (iv) a brief description of the Stockholder business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-laws, the language of the proposed amendment, and the reasons for conducting such Stockholder business at the annual meeting, (v) any material interest of the Stockholder and/or beneficial owner in such Stockholder business and (vi) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such Stockholder business were a participant in a solicitation subject to Section 14 of the Exchange Act. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at the annual meeting of Stockholders except in accordance with the procedures set forth in this Section 2.12; PROVIDED, HOWEVER, that nothing in this Section 2.12 shall be deemed to preclude discussion by any Stockholder of any business properly brought before the annual meeting in accordance with said procedure. Nevertheless, it is understood that Stockholder business may be excluded if the exclusion of such Stockholder business is permitted by the applicable regulations of the Securities and Exchange Commission. The chair of the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the foregoing procedures and, if such chair should so determine, such chair shall declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g) Notwithstanding the foregoing provisions of this Section 2.12, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present the Stockholder nomination or the Stockholder business, as applicable, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(h) For purposes of this Section 2.12, “PUBLIC DISCLOSURE” shall be deemed to be first made when disclosure of such date of the annual or special meeting of Stockholders, as the case may be, is first made in a press release reported by the Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act or any successor statute thereto.

(i) Notwithstanding the foregoing, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

APPENDIX B

Broadridge Financial Solutions, Inc.

2007 Omnibus Award Plan

(Amended and Restated Effective August 4, 2008, as Amended Effective August 4, 2009)

1. Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of, or other service with, the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and Performance Compensation Awards, or any combination or variation of the foregoing.

The Plan, which was originally adopted by the Company effective March 29, 2007, was amended on April 29, 2008 to increase the per calendar year individual limit for Options and Stock Appreciation Rights, was amended and restated effective August 4, 2008, and is hereby amended effective August 4, 2009, subject to the approval of the Company’s stockholders.

2. Definitions

The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) to the extent provided by the Committee, any entity in which the Company has a significant equity interest.

(b) “Appreciation Award” means any Award under the Plan of any Option or SAR.

(c) “Award” means, individually or collectively, any Incentive Stock Option, Non-qualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock Award, Stock Bonus or Performance Compensation Award granted under the Plan.

(d) “Award Agreement” means an agreement pursuant to which an Award is granted.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” shall mean, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or, in the absence of such an employment, consulting or other agreement, upon (i) the good faith determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, provided that no such failure shall constitute Cause unless the Participant has been given notice of such failure (if cure is reasonably possible) and has not cured such act or omission within 15 days following receipt of such notice, (ii) the Committee’s good faith determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (iv) the consistent failure of the Participant to follow the lawful instructions of the Board or his direct superiors, which failure amounts to an intentional and extended neglect of his duties to such party, or (v) in the case of a Participant who is a non-employee director, the Participant ceasing to be a member of the Board in connection with the Participant engaging in any of the activities described in clauses (i) through (iv) above.

(g) “Change in Control” shall mean the occurrence of any of the following: (A) any “Person” (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding the Company, any subsidiary of the Company, or any employee benefit plan sponsored or maintained by the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the total combined voting power of the Company’s then outstanding securities; (B) the merger, consolidation or other business combination of the Company (a “Transaction”), other than a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to be the beneficial owners of securities of the resulting entity representing more than 65% of the voting power in the resulting entity, in substantially the same proportions as their ownership of Company voting securities immediately prior to the Transaction; (C) the sale of all or substantially all of the Company’s assets, other than a sale immediately following which the stockholders of the Company immediately prior to the sale are the beneficial owners of securities of the purchasing entity representing more than 65% of the voting power in the purchasing entity, in substantially the same proportions as their ownership of Company voting securities immediately prior to the Transaction; or (D) solely with respect to Awards granted on or after the Effective Date, during any consecutive two-year period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (A), (B), or (C) of this Section or a director whose initial assumption of office is in connection with an actual or threatened election or other proxy contest, including but not limited to a consent solicitation, relating to the election of directors to the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, ceasing for any reason to constitute at least a majority of the Board. Notwithstanding any other provision of the Plan to the contrary, to the extent that Awards under the Plan subject to Section 409A of the Code are payable upon a Change in Control, an event shall not be considered to be a Change in Control under the Plan with respect to such Awards unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(i) “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be a Qualified Director. However, the fact that a Committee member shall fail to qualify as a Qualified Director with respect to the requirements of Rule 16b-3 or Section 162(m) of the Code shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.

(j) “Common Stock” means the common stock of the Company, par value $0.01 per share, and any stock into which such common stock may be converted or into which it may be exchanged; provided that the Common Stock subject to any Award constitutes “service recipient” stock for purposes of Section 409A of the Code, unless the Award is intended to be structured in a manner that complies with Section 409A of the Code.

(k) “Company” means Broadridge Financial Solutions, Inc. and any successor thereto.

(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement pursuant to action of the Committee (or its authorized delegatee).

(m) “Effective Date” means August 4, 2008, subject to Section 3.

(n) “Eligible Consultant” means any natural person who may be offered securities pursuant to Form S-8.

(o) “Eligible Director” means a director of the Company who is not an employee of the Company or an Affiliate.

(p) “Eligible Employee” means any individual regularly employed by the Company or Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Employee unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value”, on a given date, means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, (i) if the Stock is listed on a national securities exchange, the closing price reported on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then the closing price on the last preceding date on which such a sale was reported; or (ii) if the Stock is not listed on a national securities exchange, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service, including, without limitation, the regulations promulgated under Section 422 of the Code or Section 409A of the Code, as applicable.

(s) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

(t) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 11(d)(iv) of the Plan; provided, that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(u) “Non-qualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(v) “Option” means an Award granted under Section 7 of the Plan.

(w) “Option Period” means the period described in Section 7(c) of the Plan.

(x) “Option Price” means the exercise price for an Option as described in Section 7(a) of the Plan.

(y) “Participant” means an Eligible Employee, Eligible Director or Eligible Consultant who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(z) “Parent” means any parent of the Company, as defined in Section 424(e) of the Code.

(aa) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(bb) “Performance Criteria” shall be measured in terms of one or more of the following objectives, described as they relate to Company-wide objectives or of an Affiliate, a subsidiary, division, department or function of the Company or an Affiliate:

(i) Earnings per share;

(ii) Stock price;

(iii) Stockholder return;

(iv) Return on investment;

(v) Return on capital;

(vi) Earnings before interest, taxes, depreciation and/or amortization;

(vii) Income before taxes and extraordinary items;

(viii) Gross or net profits;

(ix) Gross or net revenues;

(x) Net earnings or net income (before or after taxes);

(xi) Operating income;

(xii) Operating profit or net operating profit (before or after taxes);

(xiii) Return measures (including, but not limited to, return on assets or net assets, capital, invested capital, equity, or sales);

(xiv) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(xv) Gross or operating margins;

(xvi) Fair market value of the shares of the Company’s Common Stock;

(xvii) The growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends;

(xviii) Productivity ratios;

(xix) Expense targets;

(xx) Margins;

(xxi) Operating efficiency;

(xxii) Objective measures of customer satisfaction;

(xxiii) Cost reductions or savings;

(xxiv) Market share;

(xxv) Working capital targets;

(xxvi) Measures of economic value added;

(xxvii) Sales;

(xxviii) Enterprise value;

(xxix) Client retention;

(xxx) Competitive market metrics;

(xxxi) Employee retention;

(xxxii) Timely completion of new product rollouts; or

(xxxiii) Any combination of the foregoing.

For purposes of item (vii) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto).

Only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

(cc) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(dd) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:

(i) asset write-downs;

(ii) litigation or claim judgments or settlements;

(iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(iv) any reorganization and restructuring programs;

(v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

(vi) acquisitions or divestitures;

(vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(viii) foreign exchange gains and losses; and

(ix) a change in the Company’s fiscal year.

(ee) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

(ff) “Phantom Stock Award” shall mean a cash award whose value is determined based on the change in the value of the Company Common Stock from the Date of Grant.

(gg) “Plan” means this Broadridge Financial Solutions, Inc. 2007 Omnibus Award Plan (Amended and Restated Effective August 4, 2008, as Amended Effective August 4, 2009).

(hh) “Qualified Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder, and (iii) an “independent director” under the rules of any stock exchange on which the Stock is listed; provided, however, that (A) clause (i) shall apply only with respect to grants of Awards to which Section 16(b) of the Exchange Act otherwise would be applicable and (B) clause (ii) shall apply only with respect to grants of Awards with respect to which the Company’s tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

(ii) “Restricted Period” means, with respect to any Award of Restricted Stock or any Restricted Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(jj) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 of the Plan.

(kk) “Restricted Stock Unit” means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under Section 9.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Stock” means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(nn) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(oo) “Stock Bonus” means an Award granted under Section 10 of the Plan.

(pp) “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

(qq) “Strike Price” means, (i) in the case of a SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(rr) “Subsidiary” means any subsidiary of the Company, as defined in Section 424(f) of the Code.

(ss) “Substitution Award” means an Award that is intended to replace any existing incentive award held by an Eligible Employee or Eligible Director of, or Eligible Consultant to, an entity acquired by the Company or an Affiliate. The terms and conditions of any Substitution Award shall be set forth in an Award Agreement and shall, except as may be inconsistent with any provision of the Plan, to the extent practicable provide the recipient with benefits (including economic value) substantially similar to those provided to the recipient under the existing Award which such Substitution Award is intended to replace.

(tt) “Termination” means a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable. Notwithstanding anything herein to the contrary, for Awards that are intended to be subject to Section 409A of the Code and payable on a Participant’s Termination, any payment shall be made solely if such termination constitutes a “separation from service” under Section 409A of the Code and guidance issued thereunder.

(uu) “Termination of Consultancy” means: (a) that a Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. With respect to Awards granted on or after the Effective Date and solely to the extent provided in an Award Agreement for an Award granted prior to the Effective Date, in the event that a Consultant becomes an Eligible Employee or an Eligible Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or an Eligible Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

(vv) “Termination of Directorship” means that an Eligible Director has ceased to be a director of the Company; except that, with respect to Awards granted on or after the Effective Date and solely to the extent provided in an Award Agreement for an Award granted prior to the Effective Date, if an Eligible Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or a Termination of Consultancy, as the case may be.

(ww) “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. With respect to Awards granted on or after the Effective Date and solely to the extent provided in an Award Agreement for an Award granted prior to the Effective Date, in the event that an Eligible Employee becomes an Eligible Consultant or an Eligible Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, or an Eligible Consultant or an Eligible Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

(xx) “Vested Unit” shall have the meaning ascribed thereto in Section 9(d).

3. Effective Date, Duration and Stockholder Approval

The Plan is effective as of the date specified by Board in its resolution adopting the Plan, subject to the approval of the Plan by stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and the requirements of the New York Stock Exchange.

No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(i) of the Code.

4. Administration

(a) The Committee shall administer and interpret the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash,

Stock, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, provided that it shall be designed in a manner intended to comply with Section 409A of the Code; (vii) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations under the Plan; (ix) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Notwithstanding the foregoing, the Committee may delegate to any officer or officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to (i) “covered employees” under Code Section 162(m) (other than Awards exempt from the application of Code Section 162(m)) and (ii) persons subject to Section 16 of the Exchange Act.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(e) Subject to Section 16 hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, as it shall, from time to time, deem advisable. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. The Plan is intended to comply with the applicable requirements of Rule 16b-3 under the Exchange Act, with respect to Options, SARs and Performance Compensation Awards, the applicable provisions of Section 162(m) of the Code, and with respect to Awards containing deferral provisions, Section 409A of the Code and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

(f) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

5. Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and/or Performance Compensation Awards to one or more Eligible Employees, Eligible Directors or Eligible Consultants; provided, however, that:

(a) Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan is 29,200,000 shares; provided, however, that only 6,942,000 shares of the 29,200,000 shares of Stock available hereunder may be issued or used for Awards that are not Appreciation Awards. If a SAR is granted in tandem with an Option, the shares of Stock covered by such tandem award shall only apply once against the maximum number of shares of Stock which may be issued under the Plan;

(b) Shares of Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In accordance with (and without limitation upon) the preceding sentence, if and to the extent Awards awarded under the Plan expire, terminate or are canceled for any reason whatsoever without the Participant having received any benefit therefrom, the shares of Stock covered by such Awards shall again become available for future Awards under the Plan and shall be added back to the aggregate maximum limit, as provided in Section 5(a), and shares of Stock covered by Awards that are not Appreciation Awards shall again become available for purposes of the maximum sub-limit, as provided in Section 5(a). For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to Section 5(h) by reason of a new Substitution Award being granted in substitution therefor;

(c) Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock, Stock held in the treasury of the Company, Stock purchased on the open market or by private purchase, or a combination of the foregoing;

(d) Subject to Section 13, no Participant may be granted Options or SARs or Restricted Stock, Restricted Stock Units or Stock Bonus Awards which are Performance Compensation Awards under the Plan during any calendar year with respect to more than 850,000 shares of Stock, which limit shall apply individually to each such Award, provided that the maximum aggregate number of shares of Stock for all types of such Awards does not exceed 850,000 shares of Stock to any Participant during any calendar year. If a SAR is granted in tandem with an Option, it shall apply against the Participant’s individual share limitations for both SARs and Options;

(e) The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 11(a) shall be $3,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year based on either a reasonable rate of interest or one or more predetermined actual investments, as set by the Committee in a manner consistent with Section 162(m) of the Code or (B) with respect to a Performance Compensation Award that is payable in shares of Stock, by an amount greater than the appreciation of a share of Stock from the date such Award is deferred to the payment date; and

(f) There are no annual individual Participant share limitations on Restricted Stock, Restricted Stock Units or Stock Bonus Awards that are not intended to comply with the requirements of Section 162(m) of the Code.

(g) The individual Participant limitations set forth in this Section 5 shall be cumulative; that is, to the extent that the maximum shares of Stock available for Awards to a particular Participant is not used during a calendar year, the Stock available for Awards to such Participant shall automatically increase in the subsequent calendar years during the term of the Plan until used.

(h) Except as provided in Section 14 and without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant’s consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is granted and Section 409A of the Code. Notwithstanding the foregoing, an outstanding Award may not be modified to reduce the Option Price or Strike Price, as applicable, thereof, nor may an Award be cancelled, exchanged or surrendered in exchange for cash, other Awards, or stock options or SARs with an Option Price or Strike Price that is less than the Option Price or Strike Price of the original Award, as applicable (other than adjustments or substitutions in accordance with Section 13), unless such action is approved by the stockholders of the Company.

6. Eligibility

Participation shall be limited to Eligible Employees, Eligible Directors and Eligible Consultants who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. Actual participation in the Plan and receipt of an Award under the Plan shall be determined by the Committee in its sole discretion.

7. Options

The Committee is authorized to grant one or more Stock Options to any Eligible Employee, Eligible Director or Eligible Consultant; provided, however, that no Incentive Stock Option shall be granted to any Participant who is not an Eligible Employee of the Company or a Parent or Subsidiary. Each Option so granted shall be subject to the conditions set forth in this Section 7, or to such other conditions as may be reflected in the applicable Stock Option Agreement. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

(a) Option Price. Subject to Section 7(e), the exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the Date of Grant.

(b) Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable (i) in cash, check, cash equivalent and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price, (B) by means of a “net exercise” whereby the number of shares of Stock received by Participant shall equal the excess, if any, of (x) the number of shares of Stock that would have been received by Participant upon such exercise had Participant paid the Option Price in cash over (y) a number of shares of Stock, the aggregate Fair Market Value of which is equal to the aggregate Option Price that would have been paid as determined pursuant to the immediately preceding clause (x), or (C) by delivering to the Committee a copy of irrevocable instructions to a stockbroker, reasonably acceptable to the Committee or specifically designated by the Committee, to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the Option Price (which may also include sufficient funds to cover applicable federal, state, local or foreign withholding taxes); or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(c) Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(d) Stock Option Agreement—Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

(iii) Subject to Section 12(m), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv) Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof and any other representation deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(vii) A Stock Option Agreement may, but need not, include a provision whereby a Participant may elect, at any time before the Participant’s Termination with the Company, to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a share repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate. The Company shall not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the exercise of the Option unless the Committee otherwise specifically provides in an Stock Option Agreement.

(e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or Parent, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Non-qualified Stock Options.

(g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Non-qualified Stock Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Participant of a new option for the same or a different number of shares as the option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Non-qualified Stock Option surrendered. Notwithstanding the foregoing, the terms of outstanding Awards may not be amended to reduce the Option Price or Strike Price of outstanding Options or SARs or cancel, exchange or surrender outstanding Options or SARs in exchange for cash, other awards or Options or SARs with a Strike Price that is less than the Strike Price of the original Options or SARs (other than adjustments or substitutions in accordance with Section 13), unless such action is approved by the stockholders of the Company.

8. Stock Appreciation Rights

Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Employees, Eligible Directors or Eligible Consultants independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a) Vesting, Transferability and Expiration. A SAR granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award Agreement.

(b) Automatic Exercise. The Strike Price per share covered by a SAR shall be not less than the per share Option Price of the related Option in the case of a SAR granted in connection with an Option. The Strike Price per share covered by a SAR granted independent of an Option shall be not less than the per share Fair Market Value of the Common Stock on the Date of Grant. If on the last day of the Option Period (or in the case of a SAR independent of an option, the period established by the Committee after which the SAR shall expire), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option, and neither the SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(c) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(d) Method of Exercise. A Participant may exercise a SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

(e) Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, a SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

9. Restricted Stock and Restricted Stock Units

(a) Award of Restricted Stock and Restricted Stock Units.

(i) The Committee shall have the authority (A) to grant Restricted Stock and Restricted Stock Units to Eligible Employees, Eligible Directors and Eligible Consultants, (B) to issue or transfer Restricted Stock to Participants, and (C) to establish terms, conditions and restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, as applicable, which may differ with respect to each grantee, the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an Award Agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account as provided in the Award Agreement, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends and earnings, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings.

(iii) Upon the grant of Restricted Stock, the Committee shall, in its sole discretion, either cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee or require the shares of Restricted Stock be held in uncertificated book entry form. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it, registered in the name of the Participant.

(iv) The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No shares of Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Stock (“Dividend Equivalents”) in a manner intended to comply with Section 409A of the Code. At the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account in a manner intended to comply with Section 409A of the Code, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement or uncertificated book entry is used, the

Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in this Section 9(b) and the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(iv) The Committee may determine that an Award of Restricted Stock or Restricted Stock Units shall be a Performance Compensation Award conditioned upon the attainment of Performance Goals and subject to the provisions of Section 11 hereof.

(c) Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant or such other date specified by the Committee and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 9(b) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 9(a)(iv) hereof and the interest thereon or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to such Dividend Equivalents and interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Stock in lieu of delivering only shares of Stock for Vested Units or (ii) delay the delivery of Stock (or cash or part Stock and part cash, as the case may be) beyond the expiration of the Restricted Period which shall be in a manner intended to comply with Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

(e) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such Stock as well as any other information the Company deems appropriate:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE BROADRIDGE FINANCIAL SOLUTIONS, INC. 2007 OMNIBUS AWARD PLAN (AMENDED AND RESTATED EFFECTIVE AUGUST 4, 2008) AND A

CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN BROADRIDGE FINANCIAL SOLUTIONS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST). SAID PLAN IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF BROADRIDGE FINANCIAL SOLUTIONS, INC. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

10. Stock Bonus Awards

The Committee may issue unrestricted Stock, or other Awards denominated in Stock, under the Plan to Eligible Employees, Eligible Directors and Eligible Consultants, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Stock Bonus Award under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant or vesting of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may determine that a Stock Bonus Award shall be a Performance Compensation Award conditioned upon the attainment of Performance Goals and subject to the provisions of Section 11 hereof.

11. Performance Compensation Awards

(a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per share of Stock on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m).

(b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance

Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

(d) Payment of Performance Compensation Awards

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Notwithstanding the foregoing, if an Award Agreement provides that a Participant will receive a Performance Compensation Award if the Participant incurs a Termination prior to the last day of the Performance Period, such Performance Compensation Award will be based on the actual achievement of the Performance Goals through the date of the Participant’s Termination.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 11(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 5(d) or 5(e) of the Plan.

(v) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11.

12. General

(a) Additional Provisions of an Award. Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), adding dividend equivalent rights or other protections to Participants in respect of dividends paid on Stock underlying any Award other than an Appreciation Award (in addition to those provisions of Section 9 providing for the payment of dividends with respect to Restricted Stock and Dividend Equivalents with respect to Restricted Stock Units), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any

Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements; provided, however, that any such provision be designed in a manner intended to comply with Section 409A of the Code. Any such provisions shall be reflected in the applicable Award Agreement.

(b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(c) Government and Other Regulations. The obligation of the Company to settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d) Tax Withholding.

(i) A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Stock or other property) of any required income tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required withholding liability).

(e) Section 409A. Awards under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Although the Company does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(f) No Guarantee of Tax Treatment. Notwithstanding anything herein to the contrary, a Participant shall be solely responsible for the taxes relating to the grant or vesting of, or payment pursuant to, any Award, and none of the Company, the Board or the Committee (or any of their respective members, officers or employees) guarantees any particular tax treatment with respect to any Award.

(g) Claim to Awards and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(h) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(i) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(j) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(k) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

(l) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to:

(A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

(B) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or

(D) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the Termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(n) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any person or persons other than himself.

(o) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(p) Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(q) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(r) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(s) Termination of Employment or Service. Unless an applicable Award Agreement provides otherwise, for purposes of the Plan, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(t) Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(u) Compliance with Applicable Law. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

13. Changes in Capital Structure

Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Awards during any period stated in Sections 5(d) or 5(e) shall be subject to adjustment or substitution, in the manner determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Notwithstanding the preceding sentence, in the case of any event which affects the Stock and is considered an “equity restructuring” for purposes of the applicable accounting rules, the Committee shall make an adjustment to outstanding Awards in the manner described in the preceding sentence, and such adjustment shall be such that the benefits conferred upon Participant by outstanding are intended to be neither increased nor decreased. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, Treasury Regulation § 1.424-1(a) or Section 409A of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Fractional shares of Common Stock resulting from any adjustment in Awards provided herein shall be aggregated until a fractional share remains, in which case such fractional share shall be payable in cash.

Notwithstanding the above, in the event of any of the following:

(a) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity;

(b) All or substantially all of the assets of the Company are acquired by another person;

(c) The reorganization or liquidation of the Company; or

(d) The Company shall enter into a written agreement to undergo an event described in clauses a, b or c above,

then the Committee may, in its discretion (i) upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event, including, without limitation, the cancellation of any Award without payment to the Participant, if the value of the Common Stock underlying such Award at the time of such event is less than the Fair Market Value of such Award on the Grant Date; or (ii) continue, assume or substitute any outstanding Award (or portion thereof) without a Participant’s consent, provided that any such assumption or substitution of a Stock Option or Stock Appreciation Right shall be structured in a manner intended to comply with Section 409A of the Code and the regulations thereunder. The terms of this Section 13 may be varied by the Committee in any particular Award Agreement.

The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or its Affiliates, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or its Affiliates, (v) any sale or transfer of all or part of the assets or business of the Company or its Affiliates or (vi) any other corporate act or proceeding.

14. Effect of Change in Control

(a) The Committee may, but is not required to, provide in any particular Award Agreement:

(i) In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, and either in or not in combination with another event such as a Termination of the applicable Participant by the Company without Cause, all Options and SARs subject to such Award shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and/or that the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

(ii) In the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Participant’s actual attainment of Performance Goals, and (C) cause the Award, if previously deferred, to be settled in full as soon as possible in a manner that complies with Section 409A of the Code.

(b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event; provided, however, that the Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if such price is less than the Fair Market Value of such Award on the date of grant. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15. Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16. Amendments and Termination

(a) Amendment of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided, further that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement, Rule 16b-3 under the Exchange Act or to the extent applicable to Incentive Stock Options, Section 422 of the Code or to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code) that would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan under Section 5 or the maximum individual Participant limitations in Sections 5(d) and 5(e) (except, in each case, by operation of Section 13); (ii) change the classification of Participants eligible to receive Awards under this Plan; or (iii) materially alter the Performance Criteria.

(b) Termination of the Plan. The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled. Notwithstanding the foregoing, no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals.

(c) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided further that, without stockholder approval (i) no amendment or modification may reduce the Option Price of any Option or the Strike Price of any SAR or extend the maximum Option Period under Section 7(c); (ii) the Committee may not cancel, exchange or surrender any outstanding Option or SAR and replace it with cash, other Awards, or a new Option or SAR with a lower Option Price or Strike Price, as the case may be, in a manner which would either (A) (if the Company is subject to the reporting requirement of the Exchange Act) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange on which the Stock is listed, if any, except that, in each case of (i), (ii) and (iii) adjustments or substitutions in accordance with Section 13 may be made.

* * *

As adopted by the Board of Directors of

BROADRIDGE FINANCIAL SOLUTIONS, INC.

at a meeting held on August 4, 2008,

as Amended effective August 4, 2009.

October 9, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc. Our 2009 Annual Meeting will be held on Wednesday, November 18, 2009, at 10:00 a.m. We are very pleased that this year's annual meeting will be our first completely virtual meeting of stockholders. You will be able to attend the 2009 Annual Meeting, vote and submit your questions during the meeting via live webcast by visiting www.broadridge-ir.com.

It is important that these shares are voted. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by phone or the Internet, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, these shares will be voted in accordance with the recommendation of your directors.

We will discuss the business of the Company during the meeting. I welcome your comments and suggestions and we will provide time during the meeting for questions submitted by stockholders via the Internet. I am very much looking forward to our 2009 Annual Meeting of Stockholders.

Richard J. Daly

Richard J. Daly

Chief Executive Officer

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2009 Annual Report are available at vote.proxyvote.com/br09

M17612—P84640

This proxy is solicited on behalf of the Board of Directors

Properly executed proxies received by the day before the cut-off date or the meeting date will be voted as marked and, if not marked, will be voted FOR the election of the nominees listed in the accompanying Proxy Statement and FOR proposals (2) and (3) on the reverse side.

The undersigned hereby appoints Richard J. Daly and John Hogan, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2009 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc., to be held via live webcast at www.broadridge-ir.com on Wednesday, November 18, 2009, at 10:00 a.m., or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

If shares of Broadridge Financial Solutions, Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Broadridge Financial Solutions, Inc. Common Stock in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.

Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.

BROADRIDGE FINANCIAL SOLUTIONS, INC. C/O INVESTOR RELATIONS

1981 MARCUS AVENUE LAKE SUCCESS, NY 11042

VOTE BY INTERNET BEFORE THE MEETING DATE—vote.proxyvote.com/br09

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY INTERNET DURING THE MEETING—www.broadridge-ir.com You may attend the Meeting on November 18, 2009 via the Internet at www.broadridge-ir.com and vote during the Meeting using the 12-Digit Control Number.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M17611—P84640

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

BROADRIDGE FINANCIAL SOLUTIONS, INC.

The Board of Directors recommends a vote FOR the proposals regarding:

(1) Election of nine nominees for membership on the Company's Board of Directors to serve until the Annual Meeting of Stockholders in the year 2010 and until their successors are duly elected and qualified

For Against Abstain For Against Abstain

Nominees:

(2) Ratification of the appointment of Deloitte & Touche

1a. Leslie A. Brun 0 0 0 LLP as the Company's independent registered public 0 0 0 accountants for the fiscal year ending June 30, 2010

1b. Richard J. Daly 0 0 0(3) Approval of the Amendment of the Company's 2007 0 0 0

Omnibus Award Plan

1c. Robert N. Duelks 0 0 0(4) At the discretion of the designated proxies named on 0 0 0 the proxy card, on any other matter that may properly

come before the 2009 Annual Meeting, and any

1d. Richard J. Haviland 0 0 0 adjournment or postponement thereof

1e. Alexandra Lebenthal 0 0 0

1f. Stuart R. Levine 0 0 0

1g. Thomas J. Perna 0 0 0

1h. Alan J. Weber 0 0 0

1i. Arthur F. Weinbach 0 0 0

Please sign below exactly as the name(s) appear(s) on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons,

all such persons must sign the proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners)

Date